SCHEDULE 14A

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                         [ ] Preliminary Proxy Statement
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
  [ ] Soliciting Material Pursuant to Section 240.14a-11 or Section 240.14a-2.

                             Computer Concepts Corp.
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                (Name of Registrant as Specified in its Charter)

                             Computer Concepts Corp.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j) (2).
[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
       6(i)3.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:
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     2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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     4) Proposed maximum aggregate value of transaction:
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[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
                               ---------------------------------------------
     2) Form, Schedule or Registration Statement No.:
                                                      ----------------------
     3) Filing Party:
                      ------------------------------------------------------
     4) Dated Filed:
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



                             COMPUTER CONCEPTS CORP.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                November 26, 1997

To the Stockholders of:
            COMPUTER CONCEPTS CORP.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Computer Concepts Corp. will be held at The Ritz Carlton, 17th and Chestnut Streets at Liberty Place, Philadelphia, Pennsylvania 19103, on Wednesday, November 26, 1996, at 3:00 p.m., or at any adjournment thereof (the "Annual Meeting"), for the following purposes: (Computer Concepts Corp. is also providing shareholder information meetings on December 4, 1997 at 10:00 a.m. at the Huntington Hilton, 598 Broadhollow Road, Melville, New York 11747 and on December 11, 1997 at 10:00 a.m. at Softworks, 5845 Richmond Highway, Alexandria, Virginia 22303).

1. To elect five directors to the Board of Directors.

2.   To  consider  and  act  upon  a  proposal  to  amend  the   Certificate  of
     Incorporation to provide for a classified Board of Directors, as set forth in Exhibit A.

3. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to authorize 1 million shares of preferred stock, the voting powers, full or limited, or no voting powers, and the designations, preferences and relative, participating, optional or other special rights, and qualifications or restrictions thereof, of which may be determined by the Board of Directors, as set forth in Exhibit B.

     Note: Of the following proposals 4 through 12 to authorize a reverse stock split of differing ratios, only one such ratio may ultimately be put into effect pursuant to this vote.

4. To consider and act upon a proposal to grant the Board of Directors authority to amend the Certificate of Incorporation to effect a "one-for two reverse stock split" of the Common Stock, as set forth in Exhibit C;

5. To consider and act upon a proposal to grant the Board of Directors authority to amend the Certificate of Incorporation to effect a "one-for three reverse stock split" of the Common Stock, as set forth in Exhibit D;

6. To consider and act upon a proposal to grant the Board of Directors authority to amend the Certificate of Incorporation to effect a "one-for four reverse stock split" of the Common Stock, as set forth in Exhibit E;

7. To consider and act upon a proposal to grant the Board of Directors authority to amend the Certificate of Incorporation to effect a "one-for five reverse stock split" of the Common Stock, as set forth in Exhibit F;

8. To consider and act upon a proposal to grant the Board of Directors authority to amend the Certificate of Incorporation to effect a "one-for-six reverse stock split" of the Common Stock, as set forth in Exhibit G;

9. To consider and act upon a proposal to grant the Board of Directors authority to amend the Certificate of Incorporation to effect a "one-for-seven reverse stock split" of the Common Stock, as set forth in Exhibit H;

10. To consider and act upon a proposal to grant the Board of Directors authority to amend the Certificate of Incorporation to effect a "one-for-eight reverse stock split" of the Common Stock, as set forth in
     Exhibit I;

11. To consider and act upon a proposal to grant the Board of Directors authority to amend the Certificate of Incorporation to effect a "one-for-nine reverse stock split" of the Common Stock, as set forth in Exhibit J;

12. To consider and act upon a proposal to grant the Board of Directors authority to amend the Certificate of Incorporation to effect a "one-for-ten reverse stock split" of the Common Stock, as set forth in Exhibit K;

13. To consider and act upon a proposal to adopt a 1997 Stock Incentive Plan, as set forth in Exhibit L.

14. To consider and act upon a proposal to grant the Board of Directors authority to amend the Certificate of Incorporation to increase the authorized shares of Common Stock from 150,000,000 to 300,000,000 as set forth in Exhibit M.

15. To ratify the appointment by the Board of Directors of Hayes & Co. as the Company's independent certified public accountants for fiscal/calendar year 1997.

16. To consider and act upon such other business as may properly come before this meeting or any adjournment thereof.

     The above matters are set forth in the Proxy Statement attached to this Notice to which your attention is directed.

     You are cordially invited to attend the Annual Meeting of Stockholders. Only stockholders of record on the books of the Company at the close of business on October 3, 1997, will be entitled to vote at the Annual Meeting of Stockholders or at any adjournment thereof. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, you are requested to sign, date and return the enclosed Proxy in the enclosed envelope which requires no postage if mailed in the United States, at your earliest convenience in order that your shares may be voted for you as specified.

Dated October 14, 1997             By Order of the Board of Directors,
Bohemia, New York
                                       DANIEL DEL GIORNO, JR.
                                       Chief Executive Officer

                             YOUR VOTE IS IMPORTANT

 To ensure your vote is being counted, you are requested to complete, sign and date the enclosed Proxy card as promptly as possible and mail it in the enclosed envelope. You should carefully review the materials attached hereto, including the attached Proxy Statement and the exhibits attached to the Proxy Statement, before casting your vote.

                             COMPUTER CONCEPTS CORP.
                                80 Orville Drive
                             Bohemia, New York 11716


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          Wednesday, November 26, 1997
                                 ---------------

     The Annual Meeting of Stockholders of Computer Concepts Corp. (the "Company") will be held on Wednesday, November 26, 1997, at The Ritz Carlton, 17th and Chestnut Streets at Liberty Place, Philadelphia, Pennsylvania 19103, at 3:00 p.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. (Computer Concepts Corp. is also providing shareholder information meetings on December 4, 1997 at 10:00 a.m. at the Huntington Hilton, 598 Broadhollow Road, Melville, New York 11747 and on December 11, 1997 at 10:00 a.m. at Softworks, 5845 Richmond Highway, Alexandria, Virginia 22303).

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Computer Concepts Corp. for use at the Annual Meeting of Stockholders. The approximate date on which this proxy statement and the enclosed proxy are anticipated to be first mailed to stockholders is October 15, 1997.

     The Company's 1996 Annual Report, a copy of which is also enclosed herewith, contains the Company's financial statements for its fiscal year ended December 31, 1996. A copy of the Company's most recent quarterly report (unaudited) for the period ended June 30, 1997, is also enclosed herewith.

     If a proxy in the accompanying form is duly executed and returned, the shares represented by such proxy will be voted as specified. Any person executing the proxy may revoke it prior to its exercise either by letter directed to the Company or in person at the Annual Meeting.

Voting Rights

     Only stockholders of record on October 3, 1997 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournment thereof. The Company has outstanding at the Record Date one class of voting capital stock, namely 150,000,000 shares of Common Stock, $.0001 par value per share, of which 120,715,318 shares are outstanding and entitled to vote. Stockholders are entitled to one vote for each share registered in their names at the close of business on the Record Date. The affirmative vote of a majority of the votes cast at the Annual Meeting is required for approval of each matter to be submitted to a vote of the shareholders, except that the votes of the holders of a majority of all shares entitled to vote is required to approve the proposals to amend the Company's Certificate of Incorporation to: reclassify its board of directors and require a two-thirds vote to amend that article of the Articles of Incorporation, authorize a reverse stock split, authorize the board of directors to increase the number of authorized shares of Common Stock and authorize a new class of Preferred Stock.

     For purposes of determining whether proposals have received a majority vote, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so called "broker non-votes"), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will have no effect on the vote, but will be counted in the determination of a quorum. The cost of the solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone or electronic means by officers, directors or employees of the Company without additional compensation.

     If a preference is not indicated as to any particular proposal on a signed and dated Proxy delivered by any stockholder, the Proxy will be counted as FOR such Proposals.

     A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Common Stock For the election of the nominee for directorship hereinafter named and For the approval of the each of the other proposals being voted upon.

     The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters which the Company's Board of Directors does not know, a reasonable time before proxy solicitation, are to be presented; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not constitute ratification of the action taken at that meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this proxy statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended; and (v) matters incidental to the conduct of the Annual meeting.

     The Board of Directors currently is not aware of any matters (other than procedural matters) which will be brought before the meeting and which are not referred to in the enclosed meeting notice. If any such matters are properly brought before the meeting, the persons named in the enclosed proxy will act or vote in accordance with their best judgment.

     Any shareholder who executes and returns a proxy may revoke it by submitting written revocation to the Secretary of the Company at any time before the proxy is exercised, by submitting another duly executed proxy with a later date, or by appearing and voting in person at the Annual Meeting.

                               SECURITY OWNERSHIP

     The following table sets forth as of December 31, 1996 certain information with regard to ownership of the Company's Common Stock by (i) each beneficial owner of 5% or more of the Company's Common Stock, to the knowledge of the Company based upon filings with the Securities and Exchange Commission; (ii) each current and proposed director and the current executive officers named in the "Summary Compensation Table" below:

                                           Common Stock       % of Outstanding
Name of Beneficial Owner                Beneficially Owned(1)    Shares (2)
------------------------                ------------------     ---------------
Daniel Del Giorno, Sr. (3)(5)                   2,876,500        2.84%
Daniel Del Giorno, Jr. (3)(4)(5)                2,755,048        2.72%
Russell Pellicano (3)(6)                          681,000            *
Jack S. Beige (3)                                 330,555            *
Augustin Medina (3)                               163,055            *
George Aronson(3)(7)                              550,000            *
Ed Warman(3)(8)                                 1,435,000        1.41%

-------

*    Less than 1%

     (1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire within 60 days after the Record Date. The same shares may be beneficially owned by more than one person. Beneficial ownership may be disclaimed as to certain of the securities.
     (2) Based on 101,335,272 shares outstanding as of December 31, 1996.
     (3) The address of the holder is 80 Orville Drive, Suite 200, Bohemia, New York 11716.
     (4) Includes shares held by his spouse. Daniel Del Giorno, Jr. has majority control of Tech Marketing Group which owns 174,048 shares.
     (5) Includes 680,000 options (exercisable at $0.50 per share), and 600,000 options (exercisable at $.01).
     (6) Includes 100,000 options (exercisable at $1.50 per share).
     (7) Includes 25,000 options (exercisable at $.01 per share).
     (8) Includes 200,000 options (exercisable at $1.50 per share) and 80,000 options (exercisable at $.50 per share).

                              ELECTION OF DIRECTORS

     The Company's Bylaws provides for a Board of Directors consisting of not less than three nor more than seven directors. The Company's Board of Directors now consists of five directors as set forth below:

                                                          Director
 Name                         Position Held                Since:
 ----                         -------------               --------

Daniel Del Giorno, Sr.   Chief Executive Officer, Director  1989
Daniel Del Giorno, Jr.   President, Treasurer and Director  1989
Russell Pellicano (1)    Secretary, Director                1989
Jack S. Beige, Esq. (1)  Director                           1996
Augustin Medina (1)      Director                           1996
------

(1) Member of the Audit and  Compensation  Committees,  established  in January,
1996.

    If the proposal to classify the Board of Directors is adopted, the persons named in the accompanying form of Proxy intend to vote for the election of the nominees named below for terms expiring at the Annual Meeting in the years set forth opposite their names. If the proposal to classify the Board of Directors is not adopted, the directors will be elected to hold office until the next annual meeting of shareholders or until his successor is chosen and qualified. In the event that any nominee at the time of election shall be unable or unwilling to serve or is otherwise unavailable for election (which contingency is not now contemplated or foreseen), and in consequence other nominees shall be nominated, the persons named in the form of Proxy shall have the discretion or authority at this Annual Meeting to vote or refrain from voting in accordance with the direction of the Board of Directors on such other nominations. The Board of Directors has no reason to believe that any of the nominees will be unavailable, or, if elected, will decline to serve.

    The Board of Directors held twenty-nine meetings during the Company's year ended December 31, 1996. Each director attended or participated in at least 75% of such meetings of the Board of Directors. The Company's Audit Committee's functions involve discussions with the Company's independent public accountants with respect to the year end audited financial statements, and the Compensation Committee' functions involve making recommendations for executive compensation including the granting of stock or options to key employees.

Principal Occupations of Directors

    The following is a brief account of the business experience for the past five years of the Company's directors:

     Daniel Del Giorno, Sr. is Chairman, Assistant Secretary and a director of the Company since April 1989, and is the father of Daniel Del Giorno, Jr., the Company's President and also a director. During the period 1987 to April 1989, Mr. Del Giorno, Sr. together with Mr. Pellicano (director of the Company) was engaged in the research and development of d.b.Express . Prior thereto, during the period 1985 to May 1987, Mr. Del Giorno, Sr. was the Chief Executive Officer of Myotech, Inc. ("Myotech"), a privately held corporation which produced computerized muscle testing equipment for chiropractors and physical therapists. Myotech was sold to Hemodynamics, Inc. in May 1987 and later became a public corporation. Mr. Del Giorno, Sr. was a practicing chiropractor for many years and had founded a chiropractic clinic employing 4 chiropractors and 6 technicians in addition to administrative personnel. He also successfully collaborated with Mr. Pellicano in connection with the design and development of medical equipment for comparative muscle testing. A patent has been granted to Mr. Pellicano and Mr. Del Giorno, Sr. in connection therewith. In addition, Mr. Del Giorno, Sr. is the holder of a patent for a digital myograph for the testing of muscles by computer.

     Daniel Del Giorno, Jr., the Company's President and Chief Executive Officer, Treasurer and a director, is the son of Daniel Del Giorno, Sr. and has been with the Company since April 1989. Prior to joining the Company and during the period 1987 to 1989 Mr. Del Giorno, Jr. was involved in providing the management and financial support for and collaborated with Mr. Del Giorno, Sr. and Russell Pellicano in connection with the development of d.b.Express . During the period 1984 to May 1987, he was the President of Myotech, a privately held Company producing muscle testing equipment. He is also the President and principal shareholder of Tech Marketing Group Corp., a privately held corporation which is a shareholder of the Company.

    Russell Pellicano is a director and Secretary of the Company since April, 1989 and served as Vice President since April 1989 through February 1994. Mr. Pellicano was the original founder and principal of RAMP Associates Inc.
("RAMP"), which was acquired by the Company in October 1990, through which he has engaged in consulting to major corporations and others for the design of software and hardware for computers. A major customer of RAMP since its inception has been Grumman Corporation. Mr. Pellicano, through RAMP, has been consulting for Grumman and other corporations. He is the chief architect and designer of d.b.Express and has been involved in designing and developing computer software and hardware for the past 30 years. Among many noteworthy projects for which he was responsible at Grumman was the design and installation of the Orbiting Astronomical Observatory Space Craft Ground Station, and he was a member of the launch team at Cape Kennedy in conjunction therewith. He was also Senior Systems Analyst for Grumman in connection with the test instrumentation for the forward sweep wing (X29) experimental aircraft on-board computer system, and the F-14D and the A-6E production aircraft. Mr. Pellicano is a graduate of C. W. Post College in 1973 with a degree in Electrical Engineering.

     Jack S. Beige, D.C., J. D. has been a director since January, 1996, and was appointed as a member of the Audit Committee and the Compensation Committee, also effective January, 1996. Mr. Beige received his Juris Doctor degree in 1993 and has been a practicing attorney, primarily in business related matters, on

Long Island, New York, since then. Prior thereto, Mr. Beige practiced chiropractic medicine, was President of BSJ Realty Corporation, President of All Travel, Ltd. and was President of Comp Consulting, Inc. During his practice as a chiropractic doctor, he was elected a Fellow of the International College of Chiropractors, was appointed as Chairman of the New York State Worker's Compensation Board, Chiropractic Practice Committee and was elected President of the New York State Chiropractic Association in 1987. Mr. Beige is admitted to the New York State Bar and is a member of the New York State Bar Association, the Nassau and Suffolk County Bar Associations and is a member of the American Arbitration Association.

    Augustin Medina has been a director since January, 1996, and was appointed as a member of the Audit Committee and the Compensation Committee, also effective January, 1996. During the last five years and previously, Mr. Medina has been an independent business broker associated with the Montecristi Corporation, Gallagher Associates and Anderson Credit and Leasing, on Long Island, New York. Mr. Medina's business background includes advising and assisting businesses in computer and non-computer related businesses in their development and structuring of sales and marketing programs.

                                   MANAGEMENT

    The following sets forth information concerning each executive officer of the Company who is not also a candidate nominated for election as a director. The officers of the Company serve at the pleasure of the Board of Directors or until their successors are chosen and qualify.

                                            Position Held
Name                         Age            With the Company
----                         ---            ----------------

Daniel Del Giorno, Sr.       64             Chairman, Assistant Secretary,
                                            Director
Daniel Del Giorno, Jr.       42             President and CEO, Treasurer,
                                            Director
Russell Pellicano            56             Secretary, Director
Jack S. Beige                53             Director
Augustin Medina              57             Director
George Aronson               48             Chief Financial Officer
Edward Warman                54             Executive Vice President, Products
                                            and Services
------------------

         George Aronson, C.P.A., has been the Chief Financial Officer of the Company since August, 1995. From March, 1989, to August, 1995, he was the Chief Financial Officer of Hayim & Co., an importer/distribution organization. Mr. Aronson graduated from Long Island University with a major in accounting in 1972, receiving a Bachelor of Science degree and is a Certified Public Accountant.

         Edward Warman joined the Company in September 1993 as Vice President of Products and Services. From 1989 to 1993, he served as Vice President, Product Development for Comdisco Disaster Recovery Services, Inc. where he was responsible for the design and implementation of a new product line of disaster recovery software. From 1984 to 1989, Mr. Warman was Vice President of Research and Development at Intersolv, Inc., with responsibility for a software development staff exceeding 100 people. Prior to 1984, he served in various software development management positions at organizations including Cincom Systems, Inc., Computer Resources, and Monsanto. Mr. Warman possesses degrees in systems analysis, economics and chemical engineering.

Compensation of Directors

Directors of the Company are not compensated for their services as directors, however, outside directors receive a formula award annually pursuant to the Outside Directors Stock Option Plan approved by the shareholders of the Company in 1996. Further, it has been the policy of the Company not to pay its directors for attending Board or committee meetings, but the Company may reimburse directors for travel expenses incurred in attending such meetings. No director fees or expense reimbursements were paid or reserved for payment to the Company's directors in 1996.

Executive Compensation

Compensation Committee Interlocks and Insider Participation

         From 1989 through 1995, the Company had three directors, Messrs. Del Giorno, Sr., Del Giorno, Jr. and Pellicano, and did not have a compensation committee. In conjunction with the expansion of the Board of Directors to five directors effective January 1, 1996, audit and compensation committees were appointed. The audit and compensation committees which meet at varying intervals consist of Russell Pellicano, Secretary of the Company, who served without compensation during 1994 and 1995, and Jack S. Beige, Esq. and Augustin Medina, neither of whom has any relationship requiring disclosure in this Proxy Statement, except as otherwise noted. The Audit Committee provides oversight of the Company's accounting methods and internal controls and assists in reviewing recommendation made by the Company's independent public accountants. The Audit Committee held three meetings in 1996. The compensation of the Company's executives has historically been determined by the Board of Directors, which includes the Company's senior executives, however, the Compensation Committee now provides recommendations on structuring compensation arrangements and incentive plans for action by the entire Board. The Compensation Committee held four meetings in 1996. Included within the proposals presented for approval by the stockholders is the adoption of the 1997 Long Term Incentive compensation Plan (covering officers, employees, consultants and directors) which has been recommended by the Compensation Committee and adopted by the Board. See Board of Directors Report on Executive Compensation and Proposal 13.

Employment Agreements

         The Company does not have employment agreements with any of the senior management of the Company. The Company does have employment agreements with certain of the officers of its subsidiaries, including Judy Carter, President of Softworks, Inc. and Claude Kinsey, Vice President of Softworks, Inc., each with a base salary of $150,000, expiring October, 1998, however, such officers are not involved with establishing significant policies of the Company.

Incentive Stock Plans

1993 and 1995 Stock Option Plans

     The Company adopted a 1993 Non-Qualified Stock Option Plans for directors, officers, consultants and employees of the Company, which authorized the Board of Directors to make a one time grant of an unspecified number of shares or options in regard to past services, and to grant annually up to ten percent of the outstanding shares at prices equal to or above market prices and up to an additional ten percent at prices below market. At December 31, 1996, no options had been granted at prices below market under the plan, and an aggregate of 12,702,500 options were granted with exercise prices at or above market prices from $.50 to $4.63, of which approximately 774,599 have been exercised (724,599 by non-affiliates and ex-employees and 50,000 by employees) and 1,532,524 have terminated without exercise. 4,200,000 of the options previously granted under the plan were repriced to $.50 per share in 1995, when the Company's market price was $.28 per share and 2,425,000 of those options were repriced to $.01 in 1997, when the Company's market price was $.50 per share. In 1995, the Chief Executive Officer and President were each granted 300,000 shares and 180,000 options exercisable at $.50 and 600,000 options exercisable at $1.50 per share (repriced to $.01 per shares in 1997), which issuances were given shareholder approval in 1996. As of December 31, 1996, under the 1995 Stock Option Plan (approved by the shareholders in 1996) 8,813,500 shares and options to purchase 159,000 shares had been granted under the Plan with exercise prices from $.50 to $1.80, none of which have been exercised or terminated. As of December 31, 1996, 15,009,542 options and/or warrants had been granted outside of the Plans, at prices ranging between $.25 and $4.65 per share, of which 1,624,370 have been exercised (by non-affiliates) and 1,149,940 have terminated without exercise. At December 31, 1996, an aggregate of 22,789,609 options and/or warrants were outstanding, of which 15,404,439 are outstanding as of October 10, 1997.

         The Company has proposed the 1997 Incentive Stock Plan, and requests shareholder approval at this meeting. See discussion below and Proposal 13, and Exhibit L.

Certain Transactions

         Since the inception of the Company, the Company has from time to time borrowed from or advanced funds to Messrs. Daniel Del Giorno, Sr. and Daniel Del Giorno, Jr. At December 31, 1996, the loan balance due from these officers was approximately $682,000. Effective January, 1997, these advances are interest bearing at the rate of 7% per annum. During the fourth quarter of 1996, the Company advanced approximately $126,000 to Russell Pellicano. The advance was settled with the Company prior to year end December 31, 1996, through the transfer of marketable securities to the Company with a market value of $126,000. During the year ended December 31, 1996, the Company paid director Beige, fees for legal services aggregating $127,000.

         In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the captions "Compensation Committee Report on Executive Compensation" and "Performance Graph" will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by the Company under the Securities Act of 1933 or the Securities Exchange Act.

               Board of Director Report On Executive Compensation

         The compensation of the Company's executive officers will be generally determined by the Board of Directors based on the recommendation of the Compensation Committee, subject to applicable employment agreements. The majority of the members of the Compensation Committee are directors who are not employees of the Company or any of its affiliates. Set forth below is the Committee's report on the compensation policies for 1996 as they affected executive officers of the Company.

         With regard to executive compensation, it is the philosophy of the Company to provide a program which attracts and retains executive officers and other key employees critical to the Company's success, and to reward executive officers for corporate, group and individual performance. Executive compensation, including the Chairman and CEO, is evaluated by the Board using the aforementioned subjective criteria and is not based solely on specific objective criteria such as profitability of the corporation or market value of its stock, however, it is noted that management has followed a policy of granting compensation which is largely tied to shareholder values by the issuance of restricted stock and/or stock options whereby the value to the parties receiving such grants is thereby tied directly to increases in all shareholders' market values. Of the three senior officers of the Company, Daniel DelGiorno, Sr., Daniel DelGiorno, Jr., and Russell Pellicano, none of them received cash compensation during 1994, only Daniel DelGiorno, Sr. received cash compensation in 1995, and only Daniel DelGiorno, Sr. and Russell Pellicano in 1996. The Company anticipates that until such time as the Company has generated significant cash reserves from operations from which to pay cash compensation, the compensation committee will continue a policy of compensation primarily through stock or options, thereby tying executive compensation to increases in shareholder market values without depletion of the Company's cash resources. The Company's compensation programs are intended to enable the Company to attract, motivate, reward and retain the management talent required to achieve aggressive corporate objectives in a rapidly changing industry, and thereby increase stockholder value. It is the Company's policy to provide incentives to its senior management to achieve both short-term and long-term objectives and also to reward exceptional performance and contributions to the development of the
Company's business. To attain these objectives, the Company's executive compensation program includes a competitive base salary, coupled with executive bonus arrangements which are "at risk" based on the performance of the Company's business, primarily as reflected in the achievement of certain revenue, earnings and growth goals, as well as standard company benefit programs such as health insurance and a 401k plan. The Company's employees and consultants, including its executive officers, also are eligible to be granted stock and/or stock options and other awards periodically in order to more directly align their interests with the long-term financial interests of the Company's stockholders.

Base Salary

         Each year the Committee examines the salaries of the officers of the Company. Except for the senior executives of the Company's Softworks subsidiary, the executive officers do not have employment agreements which provide for a base salary, however, the Committee has recommended that the Board consider entering into employment agreements with all of its key personnel. The Committee provides recommendations for salary levels based on information available about salaries in the Company's industry, inflation and the performance of the individuals. In 1996, no increases in base salary occurred, however, Mr. Pellicano began to draw a base salary. It is noted that Daniel Del Giorno, Jr. has continued not to accept or draw a salary. See Summary Compensation Table, below.

Stock and/or Stock Options

         Stock and /or stock options are awarded to executives in order to encourage future management actions aimed at improving the Company's sales efforts, client development and service quality, revenues and ultimately profitability. If the Company is successful in improving these areas, it is anticipated that these actions will generate a positive impact on the value of the Company's common stock for all stockholders, and the individuals will be given the opportunity to share in the increased value of the results of their efforts. In 1996, shares valued at $232,000 were granted to each of the Del Giorno's, and no options were granted. The Committee and Board believe that these grants are in appropriate amounts in light of the contributions to, and sacrifices made on behalf of, the Company, and provide an incentive for management to maximize long-term shareholder value.

Chief Executive Officer Compensation

         In establishing Mr. Del Giorno, Jr.'s compensation level, consideration is given to his individual performance level as well as to factors discussed above for all executive officers. Although the Committee has recommended a base salary, he has not accepted the recommendation, requesting instead that he continue to be compensated through stock or options which directly align his interests and rewards with the stockholders of the Company.

Section 162(m) of the Federal Income Tax Code

         Generally, Section 162(m) denies deduction to any publicly held company such as the Company for certain compensation exceeding $1,000,000 paid to the chief executive officer and the four other highest paid executive officers, excluding among other things certain performance-based compensation. The Compensation Committee and Board intend that the stock options issued qualify for the performance-based exclusion under Section 162(m). The Compensation Committee will continually evaluate to what extent Section 162 will apply to its other compensation programs.


         Respectively submitted,

         The Compensation Committee
         R. Pellicano
         A. Medina
         J. S. Beige



         The following table sets forth the annual and long-term compensation with respect to the Chairman and Chief Executive Officer and each of the other executive officers of the Company who earned more than $100,000 for services rendered for the years ended December 31, 1996, 1995 and 1994.


                                                Summary Compensation Table
                                   Annual Compensation                 Long-Term Compensation
                             ---------------------------------   ----------------------------------
                                                                                Securities     All
                                                      Other       Restricted     Underlying   Other
Name and                  Fiscal                      Annual      Stock Option   Options/    Compen-
Principal Position         Year   Salary    Bonus   Compensation    Awards (4)    SARS(#)     sation
------------------        ------  ------    -----   ------------  ------------   ----------  -------

Daniel DelGiorno,Sr., (1)  1996 $259,000   $232,000       -            -            -           -
Chief Executive Officer    1995  240,000     84,000       -         1,280,000    1,280,000      -
Director                   1994      -          -         -            -            -           -

Daniel DelGiorno, Jr.(1)   1996      -      232,000       -            -            -           -
Director                   1995      -       84,000       -         1,280,000    1,280,000      -
President, Treasurer       1994      -          -         -            -                        -

Russell Pellicano(2)       1996  195,000        -         -            -            -           -
Secretary                  1995      -          -         -           100,000      100,000      -
Director                   1994      -          -         -            -            -           -

George Aronson (3)         1996  144,000    187,000       -            -            -           -
Chief Financial Officer    1995   31,000        -         -            -            -           -
                           1994      -          -         -            -            -           -

Ed Warman(4)               1996  116,000     53,000       -            -            -           -
Vice President of Products 1995  117,000        -         -           200,000      200,000      -
& Services                 1994  105,000        -         -            -            -           -

-----------

     (1) 500,000 Stock options had an original exercise price of $2.56 per share, their fair market value at date of grant, and were repriced to reflect an exercise price of $.50 per share in 1995. D. Del Giorno, Sr., and D. Del Giorno, Jr. were each granted an aggregate of 300,000 shares of stock and 180,000 options exercisable at $.50 in May, 1995, and 600,000 options exercisable at $1.50 in November 1995 (repriced to $.01 in 1997)
     (2) R. Pellicano was granted 100,000 options exercisable at $1.50 in 1995.
     (3) Mr. Aronson was granted 25,000 options exercisable at $1.50 in 1995 which were repriced to $.01 in 1997.
     (4) Mr. Warman was granted 80,000 options in 1994 exercisable at $2.56 which were repriced in 1995 to $.50, and 200,000 options in 1995 exercisable at $1.50.

                      Option/SAR Grants in Last Fiscal Year

         No options or stock appreciation rights (SAR) were granted to named officers or directors in 1996.

Compliance with Sections 10(b) and 16 of the Securities Exchange Act

         Section 16(a) of the Securities Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (which operates the National Association of Securities Dealers Automated Quotation system) (the "NASDAQ"). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and the NASDAQ. Based solely upon the Company's review of the copies of the forms it has received, none of the named parties has sold any of the Company's securities, however through an oversight, the Del Giorno's, Mr. Aronson, and Mr. Warman each failed to timely file a report of one stock grant received, and as to Mr. Del Giorno, Sr. and Mr. Pellicano, of gift transfers.

         In order to assist officers, directors and beneficial owners of more than ten percent of any class of equity securities of the Company ("Insiders"), the Company has adopted a policy statement that it will distribute annually to the Insiders with the request that they sign a certificate regarding compliance with the policy statement. The policy statement suggests the circumstances under which insiders may trade and conduct transactions involving equity securities of the Company so as to comply with Sections 10(b) and 16 of the Securities Exchange Act of 1934.

         The policy statement recommends that transactions be made either through participation in a periodic investment program where individual investment decisions are outside the insider's direct control or, if this is not practicable, that insiders refrain from purchase or sale of Company securities where a development of major importance is expected in the next several weeks, and prior to press releases. It recommends that insiders purchase or sell Company securities only during the thirty days commencing at least one day after the annual or quarterly report has been issued or otherwise broadly circulated, where such report adequately reports corporate developments; only during a period of relatively stable demand for the Company's securities; and only when there has been wide dissemination of information concerning the status of the Company and its current operating results.

                                PERFORMANCE GRAPH

         The following graph sets forth the cumulative total return to the Company's stockholders during the period indicated as well as an overall stock market index (S & P 500 Index) and the Company's peer group index (S & P Computer Software & Services):

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

                                                                Cumulative Total Return

                                                 -------------------------------------------------------
                                                 8/27/92   12/92   12/93   12/94   12/95   12/96    9/97

Computer Concepts Corp.                  CCEE       100      87      72      12      40      8       11

S & P 500                                1500       100     104     115     116     160    196      255

S & P Computers (Software & Services)    ICSF       100     119     152     179     252    392      580



















                            *  *  *

1.   PROPOSAL TO ELECT FIVE DIRECTORS

     The Board of Directors has proposed and recommended to its stockholders a proposal for the election of the following five individuals as the directors of the Company: Daniel Del Giorno, Sr., Daniel Del Giorno, Jr., Russell Pellicano, Jack S. Beige and Augustin Medina.

Board Position and Required Vote

         The Board of Directors believes that the proposed amendment is in the best interests of the Company and its stockholders and unanimously recommends its adoption.

         Each outstanding share of Common Stock will be entitled to one vote for or against each proposed nominee as listed on the Proxy card. Each director will be elected only if a quorum is present at the Annual Meeting and he receives the affirmative vote of a majority of the outstanding shares present. The Board urges that you vote FOR the proposed nominees. Proxies received will be voted in favor of the proposed nominees unless otherwise instructed.


2.            PROPOSAL TO  AMEND THE CERTIFICATE OF INCORPORATION
              TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS

     This proposed amendment, as more specifically set forth in Exhibit B to this Proxy Statement, provides for a classified Board of not less than three nor more than nine directors.

Classified Board

     This amendment provides for a Board consisting of not less than three nor more than nine directors on a classified basis, in contrast to the By-Laws which provides for a Board of not less than three nor more than nine directors on a non-classified basis. This amendment provides for the classification of Directors into three classes as nearly equal in number as possible whose terms of office expire at different times in annual succession.

     Initially, the Board will consist of five directors now holding office with one or two directors in each class. The directors in Class I will serve until the 1998 Annual Meeting, those in Class II until the 1999 Annual Meeting and those in Class III until the 2000 Annual Meeting. At present, all of the directors are elected at each Annual Meeting to serve for one year or until the next election, whereas under the proposed amendment a minimum of one director will be required to be elected each year, and directors will serve for terms of three years with the exception that by approving this amendment the terms of the present directors will expire variously in 1998, 1999 and 2000. If this proposal is approved, for the initial classified board, the Board of Directors intends to appoint Daniel Del Giorno, Sr. to serve in Class II, Daniel Del Giorno, Jr. to serve in Class III, Russell Pellicano to serve in Class I, Jack S. Beige to serve in Class III and Augustin Medina to serve in Class II. When the number of directors is increased by the Board and any newly created directorships are filled by the Board, there shall be no classification of the additional directors until the next Annual Meeting of Stockholders. Subject to the foregoing, directors elected by the Board to fill vacancies will hold office for the unexpired portion of the term of directors whose places they have been elected to fill even though their terms may thereby extend beyond the next Annual Meeting of Stockholders.

Possible Advantages

     The Board of Directors believes that classification of the Board of Directors as provided in the proposed amendment will promote continuity and stability in the Company's management and policies and permit it to represent effectively the interests of all stockholders and to respond prudently to circumstances created by the demand or actions of a minority stockholder group. Absent the removal or resignation of directors, two annual elections would be required to replace a majority of classified board of Directors and effect a forced change in the business and affairs of the Company. The proposed amendment may therefore discourage an individual or entity from acquiring a significant position in the Company with the intention of obtaining immediate control of the Board of Directors. The acquiror could, however, immediately effect a change in control of the Board of Directors by garnering the affirmative vote of the votes necessary to amend the Certificate of Incorporation of the Company to eliminate classification of the Board.


     In the opinion of the Board of Directors, this provision will serve to moderate the pace of any change in control of the Company by perpetuating in office the present directors of the Company. A classified board also serves to assure continuity and stability in leadership and policy since approximately two-thirds of the directors at any time will have had prior experience on the Board. The amendment, therefore, while providing stability in the management of the Company, will also make it difficult to take over control of the Company. The Board of Directors is presently unaware of any efforts to obtain control of the Company, and neither this proposal nor any other proposal contained in this proxy statement is in response to any take over attempt.


Possible Disadvantages

     The amendment also makes it more difficult to change directors, even when it may be considered advantageous or desirable. In particular, stockholders may be precluded from replacing a director by simply voting for an alternative candidate at an annual election, in that each director will stand for election only once every three years. Accordingly, a classified Board of Directors limits stockholder participation in determining the management of the Company and modifies the present ability of stockholders to replace board members.

Stockholder Vote Necessary for Approval

     The proposed amendment to the Certificate of Incorporation must be approved by an affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Corporation. The Board of Directors unanimously recommends that you vote FOR this proposed amendment.

     Each outstanding share of Common Stock will be entitled to one vote for or against each the proposal as listed on the Proxy card. The proposal will be approved only if a quorum is present at the Annual Meeting and the proposal receives the affirmative vote of a majority of the outstanding shares. The Board urges that you vote FOR the proposal. Proxies received will be voted in favor of the proposal unless otherwise instructed.

 3.      PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO
         AUTHORIZE 1 MILLION SHARES OF SERIAL PREFERRED STOCK

     General

     The Board of Directors has proposed and recommended to its stockholders a proposal which authorizes the Board in its discretion to file a Certificate of Amendment to the Company's Certificate of Incorporation which amends Article Fourth of the Certificate of Incorporation to authorize 1,000,000 shares of Serial Preferred Stock, the voting powers, full or limited, or no voting powers, and the designations, preferences and relative, participating, optional or other special rights, and qualifications or restrictions thereof, of which may be determined by the Board of Directors.

Purpose of Authorized Shares of Serial Preferred Stock

     The authorization of 1,000,000 shares of Serial Preferred Stock is intended to provide additional flexibility to the Company for possible capital reorganization, acquisitions, refinancing, exchange of securities, public offerings and other corporate purposes. In recent years, the Company has issued a substantial number of shares of Common Stock, which has significantly decreased the number of shares of Common Stock presently available for issuance for such purposes.


     The Board of Directors, which recommends approval of this amendment, believes it would be advantageous to the Company to be in a position to authorize and issue new classes or series of Preferred Stock without the necessary delay of calling a stockholders' meeting or seeking written consents in lieu thereof if one or more suitable opportunities present themselves to the Company, although the Company has no present plans for issuing any Serial Preferred Stock.


     Upon approval of this Proposal, classes or series of Serial Preferred Stock can be created and shares thereof can be issued, in the discretion of the Board of Directors without stockholder approval of each issuance. After this proposal is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any shares of the Serial Preferred Stock. If applicable law or regulation does not require stockholder approval as a condition to the issuance of such shares in any particular transaction, it is expected that such approval will not be sought.

Possible Advantages

     The authorization of 1,000,000 shares of Serial Preferred Stock is intended to provide additional flexibility to the Company for possible capital reorganization, acquisitions, refinancing, exchange of securities, public offerings and other corporate purposes. The Company may fund its obligations by raising capital through the sale of shares of Preferred Stock. The Board of Directors believes it would be advantageous to the Company to be in a position to authorize and issue new classes or series of Preferred Stock without the necessary delay and expense of calling a stockholders meeting or seeking written consents in lieu thereof if one or more suitable opportunities present themselves to the Company. The issuance of Preferred Stock could be used to discourage or prevent efforts to acquire control of the Company through the acquisition of shares of the Company's Common Stock for a purchase price which the Board of Directors determines is not in the best interest of the shareholders.

Possible Disadvantages

     Any increase in the number of shares of capital stock authorized, the creation of any class or series of Preferred Stock or issuance or increase in the number of outstanding shares of Preferred Stock may depress the price of shares of common Stock or the value or price of other shares of Preferred Stock.

In addition, the issuance may be on terms that are dilutive to stockholders. Issuance of shares of Preferred Stock, particularly to the extent such shares of Preferred Stock are convertible into shares of common stock, also could have the effect of diluting the earnings per share and book value per share of shares outstanding. In the event that the Board of Directors authorizes and issues shares of Preferred Stock, it may exercise its discretion in establishing the terms of such Preferred Stock. In the exercise of such discretion, the Board of Directors may determine the voting rights, if any, of the series of Preferred Stock being issued, which could include the right to vote separately or as a single class with the Common stock and/or other series or classes of Preferred Stock; to have more or less voting power per share than that possessed by the Common Stock or other series or classes of Preferred Stock; and to vote on certain specified matters presented to the stockholders or on all of such matters or upon the occurrence of any specified event or condition. On liquidation, dissolution or winding down of the Company, the holders of shares of Preferred Stock may be entitled to receive preferential cash distributions fixed by the Board of Directors when creating the particular series thereof before the holders of the Common Stock or other series or classes of Preferred Stock are entitled to receive anything. Preferred Stock authorized by the Board of Directors could be redeemable or convertible into shares of any other class or series of stock of the Company. The authorization and issuance of Preferred Stock by the Board of Directors could adversely affect the rights of holders of the Common Stock or other classes or series of Preferred Stock by, among other things, establishing preferential dividends, liquidation rights or voting powers. The issuance of Preferred Stock could be used to discourage or prevent efforts to acquire control of the Company through the acquisition of shares of Common Stock or other classes or series of Preferred Stock.

Board Position and Required Vote

     The proposal will be adopted only if it receives the affirmative vote of a majority of the outstanding shares of Common Stock. The Board of Directors believes that the proposed amendment is in the best interests of the Company and its stockholders and recommends a vote FOR its adoption. Proxies received will be voted in favor of the proposed amendment unless otherwise indicated.

NOTE: IF MORE THAN ONE OF THE FOLLOWING PROPOSALS 4 THROUGH 12 IS APPROVED, ONLY ONE OF SUCH APPROVED PROPOSALS MAY BE EFFECTED.

REVERSE STOCK SPLIT AUTHORIZATION


     The Board of Directors believes it would be in the best interests of the Company for the Stockholders to give consent as recommended and approve the amendment (the "Amendment") of the Company's Certificate of Incorporation requesting a reverse stock split. (Note: To provide the Board with flexibility in determining the most appropriate reverse ratio if one is ultimately effected, NINE separate proposals to authorize reverse stock splits of differing ratios from 1 for 2, up to 1 for 10, are being presented, however, election by the Board to effect any one of the proposals, will act to terminate the approved status of any other approved reverse stock split proposal(s); i.e., only one reverse ratio may be effected. This discussion is applicable to all such proposals; i.e., Proposal 4, 5, 6, 7, 8, 9, 10, 11 and 12, with the only difference in each proposal being the ratio of the reverse which may be effected.) The Board of Directors is not proposing a reverse stock split as a first step in a going private transaction under Rule 13(e) of the Securities and Exchange Act of 1934.

     4.     AUTHORIZATION TO ADOPT AN AMENDMENT TO THE  CERTIFICATE
            OF INCORPORATION EFFECTING  A ONE FOR TWO REVERSE STOCK SPLIT

     The Board of Directors believes that the relatively low per share market price of the Common Stock impairs the marketability of the Common Stock to institutional investors and members of the investing public and creates a negative impression with respect to the Company when compared with the Company's competitors. Another potential benefit from a reverse stock split is the effect a lower number of outstanding shares can have on many valuation formulas, such as earnings per share, and the concurrent increase in price per share may have the effect of increasing the attractiveness of the shares for certain institutional investors which impose minimum price levels for inclusion in their portfolios. While the number of shares of Common Stock outstanding should not affect the marketability of the Common Stock, or the type of investor who acquires it or the Company's reputation in the financial community, in practice many investors look upon low priced stock as unduly speculative in nature and, as a matter of policy, avoid investing in these stocks. Thus, any increase in trading price resulting from a reverse split is intended to be attractive to the financial community, the investing public, and to the Company's shareholders.


     If a one for three reverse stock split is approved by the stockholders of the Company, the Board, in lieu of effecting any other reverse stock split amendment, at an appropriate time within nine months after authorization by the stockholders, may effect the amendment as approved with the resulting combination of two outstanding shares of old common stock ("Old Common Stock") to be reclassified into one share each of new common stock ("New Common Stock") (the "1 for 2 Ratio"). The stockholders are requested to approve the 1 for 2 Ratio Reverse Stock Split and in separate proposals ratios from 1 for 3 to 1 for 10 (see proposals 4 through 12), and the Board will have authority to choose any one or none of these alternatives in its discretion; and the remaining alternative Reverse Stock Splits would be abandoned by the Board pursuant to
Section 242(c) of the General Corporation Law of Delaware without further action by the Stockholders of the Company. A Reverse Stock Split will be effected only upon determination by the Board of Directors that a Reverse Stock Split is in the best interests of the Company and the Stockholders. A Reverse Stock Split would become effective on any date (the "Effective Date") selected by the Board of Directors occurring within the nine months after authorization by stockholders upon the filing of a Certificate of Amendment of the Articles of Incorporation with the State of Delaware.


     The Board intends to examine this issue in consideration of all other relevant economic and market factors . In determining which ratio to select, or whether to effect any reverse ratio, the Board may consider the advice of financial advisors and factors deemed relevant by the Board, which may include but not be limited to belief as to future marketability and liquidity of the Common Stock, prevailing market conditions, the likely effect on the market price of the Common Stock and other relevant factors.

Effects of the Reverse Stock Split

     As proposed in the Amendment (See Exhibit C) the consummation of a Reverse Stock Split will not increase or decrease the percentage ownership position of any stockholder. Only the number of shares outstanding (or issuable upon exercise of outstanding options or warrants) will be decreased by the reverse ratio, and, at least, initially, the per share price will be increased by the inverse ratio, so the value of the shares will also initially be the same (however, there can be no assurance that the share price will remain at that level). See the chart following Proposal 12 for the effect of each of the possible reverse ratios.). This action will not effect (neither increase nor decrease) the effective or percentage ownership of any security holder, which remains the same. As proposed in the Amendment consummation of a Reverse Stock Split will also not alter the par value of Common Stock which will remain at $.0001 per share of Common Stock.

     As noted above, effective upon a reverse stock split, the conversion rate of outstanding options and warrants would be adjusted proportionately (e.g.; if a one-for-three Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-third as many shares of New Common Stock; if a one for five Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-fifth as many shares of New Common Stock, and if a one-for-ten Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-tenth as many shares of Common Stock, etc.. This proposal is for a one for two ratio resulting, if effected, in one half as many shares outstanding.

     Proportionate voting rights and other rights of Stockholders will not be altered by any Reverse Stock Split.

     Consummation of a Reverse Stock Split should have no material federal tax consequences to most Stockholders; however, tax effects, which are especially dependent upon a stockholder's individual circumstances, may be material to you; and each Stockholder must obtain his or her own tax advice; and the general description below is not tax advice.

     The Common Stock is listed for trading on the NASDAQ Small Cap market under the symbol CCEE. On the Record Date, the reported closing price of the Common Stock on NASDAQ was $.6875 per share. No assurance can be made as to the future price of New Common Stock.

Liquidation of Fractional Shares

  At the Effective Date, each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and change into the appropriate fraction of a share of the Company's Common Stock (the "New Common Stock"). All fractional share interests that are not combined into whole shares will be subject to the treatment of fractional share interests as described below. Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for (i) surrender and exchange for certificates representing whole shares of New Common Stock and (ii) cash in lieu of any fraction of a share of New Common Stock to which such holders would otherwise be entitled.

  Manhattan Transfer Registrar Co. will act as the Company's exchange agent (the "Exchange Agent") to act for holders of Old Common Stock in implementing the exchange of their certificates. Do not send certificates until you receive a notice requesting you to transmit them to the Exchange Agent.

  If this proposal is approved by the stockholders and the Company files an amendment to its Certificate of Incorporation, stockholders will be notified and requested to surrender their certificates representing shares of Old Common Stock to the Exchange Agent in exchange for certificates representing New Common Stock. Beginning on the Effective Date, each certificate representing shares of the Company's Old Common Stock will be deemed for all corporate purposes to evidence ownership of a proportionate number of shares of New Common Stock and a right to payment in cash for fractional interests.

  The Company will either deposit sufficient cash with the Exchange Agent or set aside sufficient cash for the purchase of the above-referenced fractional interests. Stockholders are encouraged to surrender their certificates to the Exchange Agent for certificates evidencing whole shares of the New Common Shares and to claim the sums, if any, due them for fractional interests, as promptly as possible following the Effective Date. No interest will accrue or be payable to Stockholders on account of such deposit. The Company shall be entitled to earnings, if any, on funds deposited.

  The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein. No service charge will be payable by Stockholders in connection with the exchange of certificates or the issuance of cash for fractional interests, all of which will be borne and paid by the Company.

  The number of holders of the Common Stock on the Record Date was approximately 1,700 holder of record and approximately 20,200 stockholders with shares held in broker accounts. The Company does not anticipate that the payment in cash in lieu of fractional shares following any Reverse Stock Split would result in a significant reduction in the number of such holders.

Board Position and Required Vote

  Under  Delaware  law,   approval  of  the  foregoing   proposal  requires  the
affirmative vote of a majority of the shares of Common Stock outstanding.

  The Board of Directors believes that the proposed amendment is in the best interests of the Company and its stockholders and recommends a vote FOR the proposal to authorize the Board of Directors to amend the Certificate of Incorporation to effect a 1 for 2 reverse stock split.

  Each outstanding share of Common Stock will be entitled to one vote for or against each the proposal as listed on the Proxy card. The proposal will be approved only if a quorum is present at the Annual Meeting and the proposal receives the affirmative vote of a majority of the outstanding shares. The Board urges that you vote FOR the proposal. Proxies received will be voted in favor of the proposal unless otherwise instructed.

  5.     AUTHORIZATION TO ADOPT AN AMENDMENT TO THE  CERTIFICATE
         OF INCORPORATION EFFECTING  A ONE FOR THREE REVERSE STOCK SPLIT

  The Board of Directors believes that the relatively low per share market price of the Common Stock impairs the marketability of the Common Stock to institutional investors and members of the investing public and creates a negative impression with respect to the Company when compared with the Company's competitors. Another potential benefit from a reverse stock split is the effect a lower number of outstanding shares can have on many valuation formulas, such as earnings per share, and the concurrent increase in price per share may have the effect of increasing the attractiveness of the shares for certain institutional investors which impose minimum price levels for inclusion in their portfolios. While the number of shares of Common Stock outstanding should not affect the marketability of the Common Stock, or the type of investor who acquires it or the Company's reputation in the financial community, in practice many investors look upon low priced stock as unduly speculative in nature and, as a matter of policy, avoid investing in these stocks. Thus, any increase in trading price resulting from a reverse split is intended to be attractive to the financial community, the investing public, and to the Company's shareholders.

  If a one for three reverse stock split is approved by the stockholders of the Company, the Board, in lieu of effecting any other reverse stock split amendment, at an appropriate time within nine months after authorization by the stockholders, may effect the amendment as approved with the resulting combination of three outstanding shares of old common stock ("Old Common Stock") to be reclassified into one share each of new common stock ("New Common Stock") (the "1 for 3 Ratio"). The stockholders are requested to approve the 1 for 3 Ratio Reverse Stock Split and in separate proposals ratios from 1 for 2 to 1 for 10 (see proposals 4 through 12), and the Board will have authority to choose any one or none of these alternatives in its discretion; and the remaining alternative Reverse Stock Splits would be abandoned by the Board pursuant to
Section 242(c) of the General Corporation Law of Delaware without further action by the Stockholders of the Company. A Reverse Stock Split will be effected only upon determination by the Board of Directors that a Reverse Stock Split is in the best interests of the Company and the Stockholders. A Reverse Stock Split would become effective on any date (the "Effective Date") selected by the Board of Directors occurring within the nine months after authorization by stockholders upon the filing of a Certificate of Amendment of the Articles of Incorporation with the State of Delaware.

     The Board intends to examine this issue in light of all relevant economic and market factors . In determining which ratio to select, or whether to effect any reverse ratio, the Board may consider the advice of financial advisors and factors deemed relevant by the Board, which may include but not be limited to belief as to future marketability and liquidity of the Common Stock, prevailing market conditions, the likely effect on the market price of the Common Stock and other relevant factors.

Effects of the Reverse Stock Split

  As proposed in the Amendment (See Exhibit D) the consummation of a Reverse Stock Split will not increase or decrease the percentage ownership position of any stockholder. Only the number of shares outstanding (or issuable upon exercise of outstanding options or warrants) will be decreased by the reverse ratio, and, at least, initially, the per share price will be increased by the inverse ratio, so the value of the shares will also initially be the same (however, there can be no assurance that the share price will remain at that level). See the chart following Proposal 12 for the effect of each of the possible reverse ratios.). This action will not effect (neither increase nor decrease) the effective or percentage ownership of any security holder, which remains the same. As proposed in the Amendment consummation of a Reverse Stock Split will also not alter the par value of Common Stock which will remain at $.0001 per share of Common Stock.

     As noted above, effective upon a reverse stock split, the conversion rate of outstanding options and warrants would be adjusted proportionately (e.g.; if a one-for-three Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-third as many shares of New Common Stock; if a one for five Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-fifth as many shares of New Common Stock, and if a one-for-ten Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-tenth as many shares of Common Stock, etc.. This proposal is for a one for three ratio resulting, if effected, in one third as many shares outstanding.

  Proportionate voting rights and other rights of Stockholders will not be altered by any Reverse Stock Split.

  Consummation of a Reverse Stock Split should have no material federal tax consequences to most Stockholders; however, tax effects, which are especially dependent upon a stockholder's individual circumstances, may be material to you; and each Stockholder must obtain his or her own tax advice; and the general description below is not tax advice.

  The Common Stock is listed for trading on the NASDAQ Small Cap market under the symbol CCEE. On the Record Date, the reported closing price of the Common Stock on NASDAQ was $.6875 per share. No assurance can be made as to the future price of New Common Stock.

Liquidation of Fractional Shares

  At the Effective Date, each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and change into the appropriate fraction of a share of the Company's Common Stock (the "New Common Stock"). All fractional share interests that are not combined into whole shares will be subject to the treatment of fractional share interests as described below. Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for (i) surrender and exchange for certificates representing whole shares of New Common Stock and (ii) cash in lieu of any fraction of a share of New Common Stock to which such holders would otherwise be entitled.

  Manhattan Transfer Registrar Co. will act as the Company's exchange agent (the "Exchange Agent") to act for holders of Old Common Stock in implementing the exchange of their certificates. Do not send certificates until you receive a notice requesting you to transmit them to the Exchange Agent.

  If this proposal is approved by the stockholders and the Company files an amendment to its Certificate of Incorporation, stockholders will be notified and requested to surrender their certificates representing shares of Old Common Stock to the Exchange Agent in exchange for certificates representing New Common Stock. Beginning on the Effective Date, each certificate representing shares of the Company's Old Common Stock will be deemed for all corporate purposes to evidence ownership of a proportionate number of shares of New Common Stock and a right to payment in cash for fractional interests.

  The Company will either deposit sufficient cash with the Exchange Agent or set aside sufficient cash for the purchase of the above-referenced fractional interests. Stockholders are encouraged to surrender their certificates to the Exchange Agent for certificates evidencing whole shares of the New Common Shares and to claim the sums, if any, due them for fractional interests, as promptly as possible following the Effective Date. No interest will accrue or be payable to Stockholders on account of such deposit. The Company shall be entitled to earnings, if any, on funds deposited.

  The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein. No service charge will be payable by Stockholders in connection with the exchange of certificates or the issuance of cash for fractional interests, all of which will be borne and paid by the Company.

  The number of holders of the Common Stock on the Record Date was approximately 1,700 holder of record and approximately 20,200 stockholders with shares held in broker accounts. The Company does not anticipate that the payment in cash in lieu of fractional shares following any Reverse Stock Split would result in a significant reduction in the number of such holders.

Board Position and Required Vote

  Under  Delaware  law,   approval  of  the  foregoing   proposal  requires  the
affirmative vote of a majority of the shares of Common Stock outstanding.

  The Board of Directors believes that the proposed amendment is in the best interests of the Company and its stockholders and recommends a vote FOR the proposal to authorize the Board of Directors to amend the Certificate of Incorporation to effect a 1 for 3 reverse stock split.

  Each outstanding share of Common Stock will be entitled to one vote for or against each the proposal as listed on the Proxy card. The proposal will be approved only if a quorum is present at the Annual Meeting and the proposal receives the affirmative vote of a majority of the outstanding shares. The Board urges that you vote FOR the proposal. Proxies received will be voted in favor of the proposal unless otherwise instructed.

  6.     AUTHORIZATION TO ADOPT AN AMENDMENT TO THE  CERTIFICATE
         OF INCORPORATION EFFECTING  A ONE FOR FOUR REVERSE STOCK SPLIT

  The Board of Directors believes that the relatively low per share market price of the Common Stock impairs the marketability of the Common Stock to institutional investors and members of the investing public and creates a negative impression with respect to the Company when compared with the Company's competitors. Another potential benefit from a reverse stock split is the effect a lower number of outstanding shares can have on many valuation formulas, such as earnings per share, and the concurrent increase in price per share may have the effect of increasing the attractiveness of the shares for certain institutional investors which impose minimum price levels for inclusion in their portfolios. While the number of shares of Common Stock outstanding should not affect the marketability of the Common Stock, or the type of investor who acquires it or the Company's reputation in the financial community, in practice many investors look upon low priced stock as unduly speculative in nature and, as a matter of policy, avoid investing in these stocks. Thus, any increase in trading price resulting from a reverse split is intended to be attractive to the financial community, the investing public, and to the Company's shareholders.

  If a one for four reverse stock split is approved by the stockholders of the Company, the Board, in lieu of effecting any other reverse stock split amendment, at an appropriate time within nine months after authorization by the stockholders, may effect the amendment as approved with the resulting combination of four outstanding shares of old common stock ("Old Common Stock") to be reclassified into one share each of new common stock ("New Common Stock") (the "1 for 4 Ratio"). The stockholders are requested to approve the 1 for 4 Ratio Reverse Stock Split and in separate proposals ratios from 1 for 2 to 1 for 10 (see proposals 4 through 12), and the Board will have authority to choose any one or none of these alternatives in its discretion; and the remaining alternative Reverse Stock Splits would be abandoned by the Board pursuant to
Section 242(c) of the General Corporation Law of Delaware without further action by the Stockholders of the Company. A Reverse Stock Split will be effected only upon determination by the Board of Directors that a Reverse Stock Split is in the best interests of the Company and the Stockholders. A Reverse Stock Split would become effective on any date (the "Effective Date") selected by the Board of Directors occurring within the nine months after authorization by stockholders upon the filing of a Certificate of Amendment of the Articles of Incorporation with the State of Delaware.

     The Board intends to examine this issue in light of all relevant economic and market factors . In determining which ratio to select, or whether to effect any reverse ratio, the Board may consider the advice of financial advisors and factors deemed relevant by the Board, which may include but not be limited to belief as to future marketability and liquidity of the Common Stock, prevailing market conditions, the likely effect on the market price of the Common Stock and other relevant factors.

Effects of the Reverse Stock Split

  As proposed in the Amendment (See Exhibit E) the consummation of a Reverse Stock Split will not increase or decrease the percentage ownership position of any stockholder. Only the number of shares outstanding (or issuable upon exercise of outstanding options or warrants) will be decreased by the reverse ratio, and, at least, initially, the per share price will be increased by the inverse ratio, so the value of the shares will also initially be the same (however, there can be no assurance that the share price will remain at that level). See the chart following Proposal 12 for the effect of each of the possible reverse ratios.). This action will not effect (neither increase nor decrease) the effective or percentage ownership of any security holder, which remains the same. As proposed in the Amendment consummation of a Reverse Stock Split will also not alter the par value of Common Stock which will remain at $.0001 per share of Common Stock.

  As noted above, effective upon a reverse stock split, the conversion rate of outstanding options and warrants would be adjusted proportionately (e.g.; if a one-for-three Reverse Stock
Split is effected, each outstanding option or warrant would thereafter be convertible into one-third as many shares of New Common Stock; if a one for five Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-fifth as many shares of New Common Stock, and if a one-for-ten Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-tenth as many shares of Common Stock, etc.. This proposal is for a one for four ratio resulting, if effected, in one fourth as many shares outstanding.

  Proportionate voting rights and other rights of Stockholders will not be altered by any Reverse Stock Split.

  Consummation of a Reverse Stock Split should have no material federal tax consequences to most Stockholders; however, tax effects, which are especially dependent upon a stockholder's individual circumstances, may be material to you; and each Stockholder must obtain his or her own tax advice; and the general description below is not tax advice.

  The Common Stock is listed for trading on the NASDAQ Small Cap market under the symbol CCEE. On the Record Date, the reported closing price of the Common Stock on NASDAQ was $.6875 per share. No assurance can be made as to the future price of New Common Stock.

Liquidation of Fractional Shares

  At the Effective Date, each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and change into the appropriate fraction of a share of the Company's Common Stock

(the "New Common Stock"). All fractional share interests that are not combined into whole shares will be subject to the treatment of fractional share interests as described below. Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for (i) surrender and exchange for certificates representing whole shares of New Common Stock and (ii) cash in lieu of any fraction of a share of New Common Stock to which such holders would otherwise be entitled.

  Manhattan Transfer Registrar Co. will act as the Company's exchange agent (the "Exchange Agent") to act for holders of Old Common Stock in implementing the exchange of their certificates. Do not send certificates until you receive a notice requesting you to transmit them to the Exchange Agent.

  If this proposal is approved by the stockholders and the Company files an amendment to its Certificate of Incorporation, stockholders will be notified and requested to surrender their certificates representing shares of Old Common Stock to the Exchange Agent in exchange for certificates representing New Common Stock. Beginning on the Effective Date, each certificate representing shares of the Company's Old Common Stock will be deemed for all corporate purposes to evidence ownership of a proportionate number of shares of New Common Stock and a right to payment in cash for fractional interests.

  The Company will either deposit sufficient cash with the Exchange Agent or set aside sufficient cash for the purchase of the above-referenced fractional interests. Stockholders are encouraged to surrender their certificates to the Exchange Agent for certificates evidencing whole shares of the New Common Shares and to claim the sums, if any, due them for fractional interests, as promptly as possible following the Effective Date. No interest will accrue or be payable to Stockholders on account of such deposit. The Company shall be entitled to earnings, if any, on funds deposited.

  The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein. No service charge will be payable by Stockholders in connection with the exchange of certificates or the issuance of cash for fractional interests, all of which will be borne and paid by the Company.

  The number of holders of the Common Stock on the Record Date was approximately 1,700 holder of record and approximately 20,200 stockholders with shares held in broker accounts. The Company does not anticipate that the payment in cash in lieu of fractional shares following any Reverse Stock Split would result in a significant reduction in the number of such holders.

Board Position and Required Vote

  Under  Delaware  law,   approval  of  the  foregoing   proposal  requires  the
affirmative vote of a majority of the shares of Common Stock outstanding.

  The Board of Directors believes that the proposed amendment is in the best interests of the Company and its stockholders and recommends a vote FOR the proposal to authorize the Board of Directors to amend the Certificate of Incorporation to effect a 1 for 4 reverse stock split.

  Each outstanding share of Common Stock will be entitled to one vote for or against each the proposal as listed on the Proxy card. The proposal will be approved only if a quorum is present at the Annual Meeting and the proposal receives the affirmative vote of a majority of the outstanding shares. The Board urges that you vote FOR the proposal. Proxies received will be voted in favor of the proposal unless otherwise instructed.

  7.     AUTHORIZATION TO ADOPT AN AMENDMENT TO THE  CERTIFICATE
         OF INCORPORATION EFFECTING  A ONE FOR FIVE REVERSE STOCK SPLIT

  The Board of Directors believes that the relatively low per share market price of the Common Stock impairs the marketability of the Common Stock to institutional investors and members of the investing public and creates a negative impression with respect to the Company when compared with the Company's competitors. Another potential benefit from a reverse stock split is the effect a lower number of outstanding shares can have on many valuation formulas, such as earnings per share, and the concurrent increase in price per share may have the effect of increasing the attractiveness of the shares for certain institutional investors which impose minimum price levels for inclusion in their portfolios. While the number of shares of Common Stock outstanding should not affect the marketability of the Common Stock, or the type of investor who acquires it or the Company's reputation in the financial community, in practice many investors look upon low priced stock as unduly speculative in nature and, as a matter of policy, avoid investing in these stocks. Thus, any increase in trading price resulting from a reverse split is intended to be attractive to the financial community, the investing public, and to the Company's shareholders.

  If a one for five reverse stock split is approved by the stockholders of the Company, the Board, in lieu of effecting any other reverse stock split amendment, at an appropriate time within nine months after authorization by the stockholders, may effect the amendment as approved with the resulting combination of five outstanding shares of old common stock ("Old Common Stock") to be reclassified into one share each of new common stock ("New Common Stock") (the "1 for 5 Ratio"). The stockholders are requested to approve the 1 for 5 Ratio Reverse Stock Split and in separate proposals ratios from 1 for 2 to 1 for 10 (see proposals 4 through 12), and the Board will have authority to choose any one or none of these alternatives in its discretion; and the remaining alternative Reverse Stock Splits would be abandoned by the Board pursuant to
Section 242(c) of the General Corporation Law of Delaware without further action by the Stockholders of the Company. A Reverse Stock Split will be effected only upon determination by the Board of Directors that a Reverse Stock Split is in the best interests of the Company and the Stockholders. A Reverse Stock Split would become effective on any date (the "Effective Date") selected by the Board of Directors occurring within the nine months after authorization by stockholders upon the filing of a Certificate of Amendment of the Articles of Incorporation with the State of Delaware.

     The Board intends to examine this issue in light of all relevant economic and market factors . In determining which ratio to select, or whether to effect any reverse ratio, the Board may consider the advice of financial advisors and factors deemed relevant by the Board, which may include but not be limited to belief as to future marketability and liquidity of the Common Stock, prevailing market conditions, the likely effect on the market price of the Common Stock and other relevant factors.

Effects of the Reverse Stock Split

  As proposed in the Amendment (See Exhibit F) the consummation of a Reverse Stock Split will not increase or decrease the percentage ownership position of any stockholder. Only the number of shares outstanding (or issuable upon exercise of outstanding options or warrants) will be decreased by the reverse ratio, and, at least, initially, the per share price will be increased by the inverse ratio, so the value of the shares will also initially be the same (however, there can be no assurance that the share price will remain at that level). See the chart following Proposal 12 for the effect of each of the possible reverse ratios.). This action will not effect (neither increase nor decrease) the effective or percentage ownership of any security holder, which remains the same. As proposed in the Amendment consummation of a Reverse Stock Split will also not alter the par value of Common Stock which will remain at $.0001 per share of Common Stock.

     As noted above, effective upon a reverse stock split, the conversion rate of outstanding options and warrants would be adjusted proportionately (e.g.; if a one-for-three Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-third as many shares of New Common Stock; if a one for five Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-fifth as many shares of New Common Stock, and if a one-for-ten Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-tenth as many shares of Common Stock, etc.. This proposal is for a one for five ratio resulting, if effected, in one fifth as many shares outstanding.

  Proportionate voting rights and other rights of Stockholders will not be altered by any Reverse Stock Split.

  Consummation of a Reverse Stock Split should have no material federal tax consequences to most Stockholders; however, tax effects, which are especially dependent upon a stockholder's individual circumstances, may be material to you; and each Stockholder must obtain his or her own tax advice; and the general description below is not tax advice.

  The Common Stock is listed for trading on the NASDAQ Small Cap market under the symbol CCEE. On the Record Date, the reported closing price of the Common Stock on NASDAQ was $.6875 per share. No assurance can be made as to the future price of New Common Stock.

Liquidation of Fractional Shares

  At the Effective Date, each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and change into the appropriate fraction of a share of the Company's Common Stock (the "New Common Stock"). All fractional share interests that are not combined into whole shares will be subject to the treatment of fractional share interests as described below. Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for (i) surrender and exchange for certificates representing whole shares of New Common Stock and (ii) cash in lieu of any fraction of a share of New Common Stock to which such holders would otherwise be entitled.

  Manhattan Transfer Registrar Co. will act as the Company's exchange agent (the "Exchange Agent") to act for holders of Old Common Stock in implementing the exchange of their certificates. Do not send certificates until you receive a notice requesting you to transmit them to the Exchange Agent.

  If this proposal is approved by the stockholders and the Company files an amendment to its Certificate of Incorporation, stockholders will be notified and requested to surrender their certificates representing shares of Old Common Stock to the Exchange Agent in exchange for certificates representing New Common Stock. Beginning on the Effective Date, each certificate representing shares of the Company's Old Common Stock will be deemed for all corporate purposes to evidence ownership of a proportionate number of shares of New Common Stock and a right to payment in cash for fractional interests.

  The Company will either deposit sufficient cash with the Exchange Agent or set aside sufficient cash for the purchase of the above-referenced fractional interests. Stockholders are encouraged to surrender their certificates to the Exchange Agent for certificates evidencing whole shares of the New Common Shares and to claim the sums, if any, due them for fractional interests, as promptly as possible following the Effective Date. No interest will accrue or be payable to Stockholders on account of such deposit. The Company shall be entitled to earnings, if any, on funds deposited.

  The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein. No service charge will be payable by Stockholders in connection with the exchange of certificates or the issuance of cash for fractional interests, all of which will be borne and paid by the Company.

  The number of holders of the Common Stock on the Record Date was approximately 1,700 holder of record and approximately 20,200 stockholders with shares held in broker accounts. The Company does not anticipate that the payment in cash in lieu of fractional shares following any Reverse Stock Split would result in a significant reduction in the number of such holders.

Board Position and Required Vote

  Under  Delaware  law,   approval  of  the  foregoing   proposal  requires  the
affirmative vote of a majority of the shares of Common Stock outstanding.

  The Board of Directors believes that the proposed amendment is in the best interests of the Company and its stockholders and recommends a vote FOR the proposal to authorize the Board of Directors to amend the Certificate of Incorporation to effect a 1 for 5 reverse stock split.

  Each outstanding share of Common Stock will be entitled to one vote for or against each the proposal as listed on the Proxy card. The proposal will be approved only if a quorum is present at the Annual Meeting and the proposal receives the affirmative vote of a majority of the outstanding shares. The Board urges that you vote FOR the proposal. Proxies received will be voted in favor of the proposal unless otherwise instructed.

  8.     AUTHORIZATION TO ADOPT AN AMENDMENT TO THE  CERTIFICATE
         OF INCORPORATION EFFECTING  A ONE FOR SIX REVERSE STOCK SPLIT

  The Board of Directors believes that the relatively low per share market price of the Common Stock impairs the marketability of the Common Stock to institutional investors and members of the investing public and creates a negative impression with respect to the Company when compared with the Company's competitors. Another potential benefit from a reverse stock split is the effect a lower number of outstanding shares can have on many valuation formulas, such as earnings per share, and the concurrent increase in price per share may have the effect of increasing the attractiveness of the shares for certain institutional investors which impose minimum price levels for inclusion in their portfolios. While the number of shares of Common Stock outstanding should not affect the marketability of the Common Stock, or the type of investor who acquires it or the Company's reputation in the financial community, in practice many investors look upon low priced stock as unduly speculative in nature and, as a matter of policy, avoid investing in these stocks. Thus, any increase in trading price resulting from a reverse split is intended to be attractive to the financial community, the investing public, and to the Company's shareholders.

  If a one for six reverse stock split is approved by the stockholders of the Company, the Board, in lieu of effecting any other reverse stock split amendment, at an appropriate time within nine months after authorization by the stockholders, may effect the amendment as approved with the resulting combination of six outstanding shares of old common stock ("Old Common Stock") to be reclassified into one share each of new common stock ("New Common Stock") (the "1 for 6 Ratio"). The stockholders are requested to approve the 1 for 6 Ratio Reverse Stock Split and in separate proposals ratios from 1 for 2 to 1 for 10 (see proposals 4 through 12), and the Board will have authority to choose any one or none of these alternatives in its discretion; and the remaining alternative Reverse Stock Splits would be abandoned by the Board pursuant to
Section 242(c) of the General Corporation Law of Delaware without further action by the Stockholders of the Company. A Reverse Stock Split will be effected only upon determination by the Board of Directors that a Reverse Stock Split is in the best interests of the Company and the Stockholders. A Reverse Stock Split would become effective on any date (the "Effective Date") selected by the Board of Directors occurring within the nine months after authorization by stockholders upon the filing of a Certificate of Amendment of the Articles of Incorporation with the State of Delaware.

     The Board intends to examine this issue in light of all relevant economic and market factors . In determining which ratio to select, or whether to effect any reverse ratio, the Board may consider the advice of financial advisors and factors deemed relevant by the Board, which may include but not be limited to belief as to future marketability and liquidity of the Common Stock, prevailing market conditions, the likely effect on the market price of the Common Stock and other relevant factors.

Effects of the Reverse Stock Split

  As proposed in the Amendment (See Exhibit G) the consummation of a Reverse Stock Split will not increase or decrease the percentage ownership position of any stockholder. Only the number of shares outstanding (or issuable upon exercise of outstanding options or warrants) will be decreased by the reverse ratio, and, at least, initially, the per share price will be increased by the inverse ratio, so the value of the shares will also initially be the same (however, there can be no assurance that the share price will remain at that level). See the chart following Proposal 12 for the effect of each of the possible reverse ratios.). This action will not effect (neither increase nor decrease) the effective or percentage ownership of any security holder, which remains the same. As proposed in the Amendment consummation of a Reverse Stock Split will also not alter the par value of Common Stock which will remain at $.0001 per share of Common Stock.

  As noted above, effective upon a reverse stock split, the conversion rate of outstanding options and warrants would be adjusted proportionately (e.g.; if a one-for-three Reverse Stock
Split is effected, each outstanding option or warrant would thereafter be convertible into one-third as many shares of New Common Stock; if a one for five Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-fifth as many shares of New Common Stock, and if a one-for-ten Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-tenth as many shares of Common Stock, etc.. This proposal is for a one for six ratio resulting, if effected, in one sixth as many shares outstanding.

  Proportionate voting rights and other rights of Stockholders will not be altered by any Reverse Stock Split.

  Consummation of a Reverse Stock Split should have no material federal tax consequences to most Stockholders; however, tax effects, which are especially dependent upon a stockholder's individual circumstances, may be material to you; and each Stockholder must obtain his or her own tax advice; and the general description below is not tax advice.

  The Common Stock is listed for trading on the NASDAQ Small Cap market under the symbol CCEE. On the Record Date, the reported closing price of the Common Stock on NASDAQ was $.6875 per share. No assurance can be made as to the future price of New Common Stock.

Liquidation of Fractional Shares

  At the Effective Date, each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and change into the appropriate fraction of a share of the Company's Common Stock (the "New Common Stock"). All fractional share interests that are not combined into whole shares will be subject to the treatment of fractional share interests as described below. Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for (i) surrender and exchange for certificates representing whole shares of New Common Stock and (ii) cash in lieu of any fraction of a share of New Common Stock to which such holders would otherwise be entitled.

  Manhattan Transfer Registrar Co. will act as the Company's exchange agent (the "Exchange Agent") to act for holders of Old Common Stock in implementing the exchange of their certificates. Do not send certificates until you receive a notice requesting you to transmit them to the Exchange Agent.

  If this proposal is approved by the stockholders and the Company files an amendment to its Certificate of Incorporation, stockholders will be notified and requested to surrender their certificates representing shares of Old Common Stock to the Exchange Agent in exchange for certificates representing New Common Stock. Beginning on the Effective Date, each certificate representing shares of the Company's Old Common Stock will be deemed for all corporate purposes to evidence ownership of a proportionate number of shares of New Common Stock and a right to payment in cash for fractional interests.

  The Company will either deposit sufficient cash with the Exchange Agent or set aside sufficient cash for the purchase of the above-referenced fractional interests. Stockholders are encouraged to surrender their certificates to the Exchange Agent for certificates evidencing whole shares of the New Common Shares and to claim the sums, if any, due them for fractional interests, as promptly as possible following the Effective Date. No interest will accrue or be payable to Stockholders on account of such deposit. The Company shall be entitled to earnings, if any, on funds deposited.

  The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein. No service charge will be payable by Stockholders in connection with the exchange of certificates or the issuance of cash for fractional interests, all of which will be borne and paid by the Company.

  The number of holders of the Common Stock on the Record Date was approximately 1,700 holder of record and approximately 20,200 stockholders with shares held in broker accounts. The Company does not anticipate that the payment in cash in lieu of fractional shares following any Reverse Stock Split would result in a significant reduction in the number of such holders.

Board Position and Required Vote

  Under  Delaware  law,   approval  of  the  foregoing   proposal  requires  the
affirmative vote of a majority of the shares of Common Stock outstanding.

  The Board of Directors believes that the proposed amendment is in the best interests of the Company and its stockholders and recommends a vote FOR the proposal to authorize the Board of Directors to amend the Certificate of Incorporation to effect a 1 for 6 reverse stock split.

  Each outstanding share of Common Stock will be entitled to one vote for or against each the proposal as listed on the Proxy card. The proposal will be approved only if a quorum is present at the Annual Meeting and the proposal receives the affirmative vote of a majority of the outstanding shares. The Board urges that you vote FOR the proposal. Proxies received will be voted in favor of the proposal unless otherwise instructed.

  9.     AUTHORIZATION TO ADOPT AN AMENDMENT TO THE  CERTIFICATE
         OF INCORPORATION EFFECTING  A ONE FOR SEVEN REVERSE STOCK SPLIT

  The Board of Directors believes that the relatively low per share market price of the Common Stock impairs the marketability of the Common Stock to institutional investors and members of the investing public and creates a negative impression with respect to the Company when compared with the Company's competitors. Another potential benefit from a reverse stock split is the effect a lower number of outstanding shares can have on many valuation formulas, such as earnings per share, and the concurrent increase in price per share may have the effect of increasing the attractiveness of the shares for certain institutional investors which impose minimum price levels for inclusion in their portfolios. While the number of shares of Common Stock outstanding should not affect the marketability of the Common Stock, or the type of investor who acquires it or the Company's reputation in the financial community, in practice many investors look upon low priced stock as unduly speculative in nature and, as a matter of policy, avoid investing in these stocks. Thus, any increase in trading price resulting from a reverse split is intended to be attractive to the financial community, the investing public, and to the Company's shareholders.

  If a one for seven reverse stock split is approved by the stockholders of the Company, the Board, in lieu of effecting any other reverse stock split amendment, at an appropriate time within nine months after authorization by the stockholders, may effect the amendment as approved with the resulting combination of seven outstanding shares of old common stock ("Old Common Stock") to be reclassified into one share each of new common stock ("New Common Stock") (the "1 for 7 Ratio"). The stockholders are requested to approve the 1 for 7 Ratio Reverse Stock Split and in separate proposals ratios from 1 for 2 to 1 for

10 (see proposals 4 through 12), and the Board will have authority to choose any one or none of these alternatives in its discretion; and the remaining alternative Reverse Stock Splits would be abandoned by the Board pursuant to
Section 242(c) of the General Corporation Law of Delaware without further action by the Stockholders of the Company. A Reverse Stock Split will be effected only upon determination by the Board of Directors that a Reverse Stock Split is in the best interests of the Company and the Stockholders. A Reverse Stock Split would become effective on any date (the "Effective Date") selected by the Board of Directors occurring within the nine months after authorization by stockholders upon the filing of a Certificate of Amendment of the Articles of Incorporation with the State of Delaware.

     The Board intends to examine this issue in light of all relevant economic and market factors . In determining which ratio to select, or whether to effect any reverse ratio, the Board may consider the advice of financial advisors and factors deemed relevant by the Board, which may include but not be limited to belief as to future marketability and liquidity of the Common Stock, prevailing market conditions, the likely effect on the market price of the Common Stock and other relevant factors.

Effects of the Reverse Stock Split

  As proposed in the Amendment (See Exhibit H) the consummation of a Reverse Stock Split will not increase or decrease the percentage ownership position of any stockholder. Only the number of shares outstanding (or issuable upon exercise of outstanding options or warrants) will be decreased by the reverse ratio, and, at least, initially, the per share price will be increased by the inverse ratio, so the value of the shares will also initially be the same (however, there can be no assurance that the share price will remain at that level). See the chart following Proposal 12 for the effect of each of the possible reverse ratios.). This action will not effect (neither increase nor decrease) the effective or percentage ownership of any security holder, which remains the same. As proposed in the Amendment consummation of a Reverse Stock Split will also not alter the par value of Common Stock which will remain at $.0001 per share of Common Stock.

     As noted above, effective upon a reverse stock split, the conversion rate of outstanding options and warrants would be adjusted proportionately (e.g.; if a one-for-three Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-third as many shares of New Common Stock; if a one for five Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-fifth as many shares of New Common Stock, and if a one-for-ten Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-tenth as many shares of Common Stock, etc.. This proposal is for a one for seven ratio resulting, if effected, in one seventh as many shares outstanding.

  Proportionate voting rights and other rights of Stockholders will not be altered by any Reverse Stock Split.

  Consummation of a Reverse Stock Split should have no material federal tax consequences to most Stockholders; however, tax effects, which are especially dependent upon a stockholder's individual circumstances, may be material to you; and each Stockholder must obtain his or her own tax advice; and the general description below is not tax advice.

  The Common Stock is listed for trading on the NASDAQ Small Cap market under the symbol CCEE. On the Record Date, the reported closing price of the Common Stock on NASDAQ was $.6875 per share. No assurance can be made as to the future price of New Common Stock.

Liquidation of Fractional Shares

  At the Effective Date, each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and change into the appropriate fraction of a share of the Company's Common Stock (the "New Common Stock"). All fractional share interests that are not combined into whole shares will be subject to the treatment of fractional share interests as described below. Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for (i) surrender and exchange for certificates representing whole shares of New Common Stock and (ii) cash in lieu of any fraction of a share of New Common Stock to which such holders would otherwise be entitled.

  Manhattan Transfer Registrar Co. will act as the Company's exchange agent (the "Exchange Agent") to act for holders of Old Common Stock in implementing the exchange of their certificates. Do not send certificates until you receive a notice requesting you to transmit them to the Exchange Agent.

  If this proposal is approved by the stockholders and the Company files an amendment to its Certificate of Incorporation, stockholders will be notified and requested to surrender their certificates representing shares of Old Common Stock to the Exchange Agent in exchange for certificates representing New Common Stock. Beginning on the Effective Date, each certificate representing shares of the Company's Old Common Stock will be deemed for all corporate purposes to evidence ownership of a proportionate number of shares of New Common Stock and a right to payment in cash for fractional interests.

  The Company will either deposit sufficient cash with the Exchange Agent or set aside sufficient cash for the purchase of the above-referenced fractional interests. Stockholders are encouraged to surrender their certificates to the Exchange Agent for certificates evidencing whole shares of the New Common Shares and to claim the sums, if any, due them for fractional interests, as promptly as possible following the Effective Date. No interest will accrue or be payable to Stockholders on account of such deposit. The Company shall be entitled to earnings, if any, on funds deposited.

  The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein. No service charge will be payable by Stockholders in connection with the exchange of certificates or the issuance of cash for fractional interests, all of which will be borne and paid by the Company.

  The number of holders of the Common Stock on the Record Date was approximately 1,700 holder of record and approximately 20,200 stockholders with shares held in broker accounts. The Company does not anticipate that the payment in cash in lieu of fractional shares following any Reverse Stock Split would result in a significant reduction in the number of such holders.

Board Position and Required Vote

  Under  Delaware  law,   approval  of  the  foregoing   proposal  requires  the
affirmative vote of a majority of the shares of Common Stock outstanding.

  The Board of Directors believes that the proposed amendment is in the best interests of the Company and its stockholders and recommends a vote FOR the proposal to authorize the Board of Directors to amend the Certificate of Incorporation to effect a 1 for 7 reverse stock split.

  Each outstanding share of Common Stock will be entitled to one vote for or against each the proposal as listed on the Proxy card. The proposal will be approved only if a quorum is present at the Annual Meeting and the proposal receives the affirmative vote of a majority of the outstanding shares. The Board urges that you vote FOR the proposal. Proxies received will be voted in favor of the proposal unless otherwise instructed.

  10.     AUTHORIZATION TO ADOPT AN AMENDMENT TO THE  CERTIFICATE
          OF INCORPORATION EFFECTING  A ONE FOR EIGHT REVERSE STOCK SPLIT

  The Board of Directors believes that the relatively low per share market price of the Common Stock impairs the marketability of the Common Stock to institutional investors and members of the investing public and creates a negative impression with respect to the Company when compared with the Company's competitors. Another potential benefit from a reverse stock split is the effect a lower number of outstanding shares can have on many valuation formulas, such as earnings per share, and the concurrent increase in price per share may have the effect of increasing the attractiveness of the shares for certain institutional investors which impose minimum price levels for inclusion in their portfolios. While the number of shares of Common Stock outstanding should not affect the marketability of the Common Stock, or the type of investor who acquires it or the Company's reputation in the financial community, in practice many investors look upon low priced stock as unduly speculative in nature and, as a matter of policy, avoid investing in these stocks. Thus, any increase in trading price resulting from a reverse split is intended to be attractive to the financial community, the investing public, and to the Company's shareholders.

  If a one for eight reverse stock split is approved by the stockholders of the Company, the Board, in lieu of effecting any other reverse stock split amendment, at an appropriate time within nine months after authorization by the stockholders, may effect the amendment as approved with the resulting combination of eight outstanding shares of old common stock ("Old Common Stock") to be reclassified into one share each of new common stock ("New Common Stock") (the "1 for 8 Ratio"). The stockholders are requested to approve the 1 for 8 Ratio Reverse Stock Split and in separate proposals ratios from 1 for 2 to 1 for 10 (see proposals 4 through 12), and the Board will have authority to choose any one or none of these alternatives in its discretion; and the remaining alternative Reverse Stock Splits would be abandoned by the Board pursuant to
Section 242(c) of the General Corporation Law of Delaware without further action by the Stockholders of the Company. A Reverse Stock Split will be effected only upon determination by the Board of Directors that a Reverse Stock Split is in the best interests of the Company and the Stockholders. A Reverse Stock Split would become effective on any date (the "Effective Date") selected by the Board of Directors occurring within the nine months after authorization by stockholders upon the filing of a Certificate of Amendment of the Articles of Incorporation with the State of Delaware.

     The Board intends to examine this issue in light of all relevant economic and market factors . In determining which ratio to select, or whether to effect any reverse ratio, the Board may consider the advice of financial advisors and factors deemed relevant by the Board, which may include but not be limited to belief as to future marketability and liquidity of the Common Stock, prevailing market conditions, the likely effect on the market price of the Common Stock and other relevant factors.

Effects of the Reverse Stock Split

  As proposed in the Amendment (See Exhibit I) the consummation of a Reverse Stock Split will not increase or decrease the percentage ownership position of any stockholder. Only the number of shares outstanding (or issuable upon exercise of outstanding options or warrants) will be decreased by the reverse ratio, and, at least, initially, the per share price will be increased by the inverse ratio, so the value of the shares will also initially be the same (however, there can be no assurance that the share price will remain at that level). See the chart following Proposal 12 for the effect of each of the possible reverse ratios.). This action will not effect (neither increase nor decrease) the effective or percentage ownership of any security holder, which remains the same. As proposed in the Amendment consummation of a Reverse Stock Split will also not alter the par value of Common Stock which will remain at $.0001 per share of Common Stock.

     As noted above, effective upon a reverse stock split, the conversion rate of outstanding options and warrants would be adjusted proportionately (e.g.; if a one-for-three Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-third as many shares of New Common Stock; if a one for five Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-fifth as many shares of New Common Stock, and if a one-for-ten Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-tenth as many shares of Common Stock, etc.. This proposal is for a one for eight ratio resulting, if effected, in one eighth as many shares outstanding.

  Proportionate voting rights and other rights of Stockholders will not be altered by any Reverse Stock Split.

  Consummation of a Reverse Stock Split should have no material federal tax consequences to most Stockholders; however, tax effects, which are especially dependent upon a stockholder's individual circumstances, may be material to you; and each Stockholder must obtain his or her own tax advice; and the general description below is not tax advice.

  The Common Stock is listed for trading on the NASDAQ Small Cap market under the symbol CCEE. On the Record Date, the reported closing price of the Common Stock on NASDAQ was $.6875 per share. No assurance can be made as to the future price of New Common Stock.

Liquidation of Fractional Shares

  At the Effective Date, each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and change into the appropriate fraction of a share of the Company's Common Stock (the "New Common Stock"). All fractional share interests that are not combined into whole shares will be subject to the treatment of fractional share interests as described below. Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for (i) surrender and exchange for certificates representing whole shares of New Common Stock and (ii) cash in lieu of any fraction of a share of New Common Stock to which such holders would otherwise be entitled.

  Manhattan Transfer Registrar Co. will act as the Company's exchange agent (the "Exchange Agent") to act for holders of Old Common Stock in implementing the exchange of their certificates. Do not send certificates until you receive a notice requesting you to transmit them to the Exchange Agent.

  If this proposal is approved by the stockholders and the Company files an amendment to its Certificate of Incorporation, stockholders will be notified and requested to surrender their certificates representing shares of Old Common Stock to the Exchange Agent in exchange for certificates representing New Common Stock. Beginning on the Effective Date, each certificate representing shares of the Company's Old Common Stock will be deemed for all corporate purposes to evidence ownership of a proportionate number of shares of New Common Stock and a right to payment in cash for fractional interests.

  The Company will either deposit sufficient cash with the Exchange Agent or set aside sufficient cash for the purchase of the above-referenced fractional interests. Stockholders are encouraged to surrender their certificates to the Exchange Agent for certificates evidencing whole shares of the New Common Shares and to claim the sums, if any, due them for fractional interests, as promptly as possible following the Effective Date. No interest will accrue or be payable to Stockholders on account of such deposit. The Company shall be entitled to earnings, if any, on funds deposited.

  The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein. No service charge will be payable by Stockholders in connection with the exchange of certificates or the issuance of cash for fractional interests, all of which will be borne and paid by the Company.

  The number of holders of the Common Stock on the Record Date was approximately 1,700 holder of record and approximately 20,200 stockholders with shares held in broker accounts. The Company does not anticipate that the payment in cash in lieu of fractional shares following any Reverse Stock Split would result in a significant reduction in the number of such holders.

Board Position and Required Vote

  Under  Delaware  law,   approval  of  the  foregoing   proposal  requires  the
affirmative vote of a majority of the shares of Common Stock outstanding.

  The Board of Directors believes that the proposed amendment is in the best interests of the Company and its stockholders and recommends a vote FOR the proposal to authorize the Board of Directors to amend the Certificate of Incorporation to effect a 1 for 8 reverse stock split.

  Each outstanding share of Common Stock will be entitled to one vote for or against each the proposal as listed on the Proxy card. The proposal will be approved only if a quorum is present at the Annual Meeting and the proposal receives the affirmative vote of a majority of the outstanding shares. The Board urges that you vote FOR the proposal. Proxies received will be voted in favor of the proposal unless otherwise instructed.

  11.     AUTHORIZATION TO ADOPT AN AMENDMENT TO THE  CERTIFICATE
          OF INCORPORATION EFFECTING  A ONE FOR NINE REVERSE STOCK SPLIT

  The Board of Directors believes that the relatively low per share market price of the Common Stock impairs the marketability of the Common Stock to institutional investors and members of the investing public and creates a negative impression with respect to the Company when compared with the Company's competitors. Another potential benefit from a reverse stock split is the effect a lower number of outstanding shares can have on many valuation formulas, such as earnings per share, and the concurrent increase in price per share may have the effect of increasing the attractiveness of the shares for certain institutional investors which impose minimum price levels for inclusion in their portfolios. While the number of shares of Common Stock outstanding should not affect the marketability of the Common Stock, or the type of investor who acquires it or the Company's reputation in the financial community, in practice many investors look upon low priced stock as unduly speculative in nature and, as a matter of policy, avoid investing in these stocks. Thus, any increase in trading price resulting from a reverse split is intended to be attractive to the financial community, the investing public, and to the Company's shareholders.

  If a one for nine reverse stock split is approved by the stockholders of the Company, the Board, in lieu of effecting any other reverse stock split amendment, at an appropriate time within nine months after authorization by the stockholders, may effect the amendment as approved with the resulting combination of nine outstanding shares of old common stock ("Old Common Stock") to be reclassified into one share each of new common stock ("New Common Stock") (the "1 for 9 Ratio"). The stockholders are requested to approve the 1 for 9 Ratio Reverse Stock Split and in separate proposals ratios from 1 for 2 to 1 for 10 (see proposals 4 through 12), and the Board will have authority to choose any one or none of these alternatives in its discretion; and the remaining alternative Reverse Stock Splits would be abandoned by the Board pursuant to
Section 242(c) of the General Corporation Law of Delaware without further action by the Stockholders of the Company. A Reverse Stock Split will be effected only upon determination by the Board of Directors that a Reverse Stock Split is in the best interests of the Company and the Stockholders. A Reverse Stock Split would become effective on any date (the "Effective Date") selected by the Board of Directors occurring within the nine months after authorization by stockholders upon the filing of a Certificate of Amendment of the Articles of Incorporation with the State of Delaware.

     The Board intends to examine this issue in light of all relevant economic and market factors . In determining which ratio to select, or whether to effect any reverse ratio, the Board may consider the advice of financial advisors and factors deemed relevant by the Board, which may include but not be limited to belief as to future marketability and liquidity of the Common Stock, prevailing market conditions, the likely effect on the market price of the Common Stock and other relevant factors.

Effects of the Reverse Stock Split

  As proposed in the Amendment (See Exhibit J) the consummation of a Reverse Stock Split will not increase or decrease the percentage ownership position of any stockholder. Only the number of shares outstanding (or issuable upon exercise of outstanding options or warrants) will be decreased by the reverse ratio, and, at least, initially, the per share price will be increased by the inverse ratio, so the value of the shares will also initially be the same (however, there can be no assurance that the share price will remain at that level). See the chart following Proposal 12 for the effect of each of the possible reverse ratios.). This action will not effect (neither increase nor decrease) the effective or percentage ownership of any security holder, which remains the same. As proposed in the Amendment consummation of a Reverse Stock Split will also not alter the par value of Common Stock which will remain at $.0001 per share of Common Stock.

     As noted above, effective upon a reverse stock split, the conversion rate of outstanding options and warrants would be adjusted proportionately (e.g.; if a one-for-three Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-third as many shares of New Common Stock; if a one for five Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-fifth as many shares of New Common Stock, and if a one-for-ten Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-tenth as many shares of Common Stock, etc.. This proposal is for a one for nine ratio resulting, if effected, in one ninth as many shares outstanding.

  Proportionate voting rights and other rights of Stockholders will not be altered by any Reverse Stock Split.

  Consummation of a Reverse Stock Split should have no material federal tax consequences to most Stockholders; however, tax effects, which are especially dependent upon a stockholder's individual circumstances, may be material to you; and each Stockholder must obtain his or her own tax advice; and the general description below is not tax advice.

  The Common Stock is listed for trading on the NASDAQ Small Cap market under the symbol CCEE. On the Record Date, the reported closing price of the Common Stock on NASDAQ was $.6875 per share. No assurance can be made as to the future price of New Common Stock.

Liquidation of Fractional Shares

  At the Effective Date, each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and change into the appropriate fraction of a share of the Company's Common Stock (the "New Common Stock"). All fractional share interests that are not combined into whole shares will be subject to the treatment of fractional share interests as described below. Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for (i) surrender and exchange for certificates representing whole shares of New Common Stock and (ii) cash in lieu of any fraction of a share of New Common Stock to which such holders would otherwise be entitled.

  Manhattan Transfer Registrar Co. will act as the Company's exchange agent (the "Exchange Agent") to act for holders of Old Common Stock in implementing the exchange of their certificates. Do not send certificates until you receive a notice requesting you to transmit them to the Exchange Agent.

  If this proposal is approved by the stockholders and the Company files an amendment to its Certificate of Incorporation, stockholders will be notified and requested to surrender their certificates representing shares of Old Common Stock to the Exchange Agent in exchange for certificates representing New Common Stock. Beginning on the Effective Date, each certificate representing shares of the Company's Old Common Stock will be deemed for all corporate purposes to evidence ownership of a proportionate number of shares of New Common Stock and a right to payment in cash for fractional interests.

  The Company will either deposit sufficient cash with the Exchange Agent or set aside sufficient cash for the purchase of the above-referenced fractional interests. Stockholders are encouraged to surrender their certificates to the Exchange Agent for certificates evidencing whole shares of the New Common Shares and to claim the sums, if any, due them for fractional interests, as promptly as possible following the Effective Date. No interest will accrue or be payable to Stockholders on account of such deposit. The Company shall be entitled to earnings, if any, on funds deposited.

  The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein. No service charge will be payable by Stockholders in connection with the exchange of certificates or the issuance of cash for fractional interests, all of which will be borne and paid by the Company.

  The number of holders of the Common Stock on the Record Date was approximately 1,700 holder of record and approximately 20,200 stockholders with shares held in broker accounts. The Company does not anticipate that the payment in cash in lieu of fractional shares following any Reverse Stock Split would result in a significant reduction in the number of such holders.

Board Position and Required Vote

  Under  Delaware  law,   approval  of  the  foregoing   proposal  requires  the
affirmative vote of a majority of the shares of Common Stock outstanding.

  The Board of Directors believes that the proposed amendment is in the best interests of the Company and its stockholders and recommends a vote FOR the proposal to authorize the Board of Directors to amend the Certificate of Incorporation to effect a 1 for 9 reverse stock split.

  Each outstanding share of Common Stock will be entitled to one vote for or against each the proposal as listed on the Proxy card. The proposal will be approved only if a quorum is present at the Annual Meeting and the proposal receives the affirmative vote of a majority of the outstanding shares. The Board urges that you vote FOR the proposal. Proxies received will be voted in favor of the proposal unless otherwise instructed.

  12.     AUTHORIZATION TO ADOPT AN AMENDMENT TO THE  CERTIFICATE
          OF INCORPORATION EFFECTING  A ONE FOR TEN REVERSE STOCK SPLIT

  The Board of Directors believes that the relatively low per share market price of the Common Stock impairs the marketability of the Common Stock to institutional investors and members of the investing public and creates a negative impression with respect to the Company when compared with the Company's competitors. Another potential benefit from a reverse stock split is the effect a lower number of outstanding shares can have on many valuation formulas, such as earnings per share, and the concurrent increase in price per share may have the effect of increasing the attractiveness of the shares for certain institutional investors which impose minimum price levels for inclusion in their portfolios. While the number of shares of Common Stock outstanding should not affect the marketability of the Common Stock, or the type of investor who acquires it or the Company's reputation in the financial community, in practice many investors look upon low priced stock as unduly speculative in nature and, as a matter of policy, avoid investing in these stocks. Thus, any increase in trading price resulting from a reverse split is intended to be attractive to the financial community, the investing public, and to the Company's shareholders.

  If a one for ten reverse stock split is approved by the stockholders of the Company, the Board, in lieu of effecting any other reverse stock split amendment, at an appropriate time within nine months after authorization by the stockholders, may effect the amendment as approved with the resulting combination of ten outstanding shares of old common stock ("Old Common Stock") to be reclassified into one share each of new common stock ("New Common Stock") (the "1 for 10 Ratio"). The stockholders are requested to approve the 1 for 10 Ratio Reverse Stock Split and in separate proposals ratios from 1 for 2 to 1 for 10 (see proposals 4 through 12), and the Board will have authority to choose any one or none of these alternatives in its discretion; and the remaining alternative Reverse Stock Splits would be abandoned by the Board pursuant to
Section 242(c) of the General Corporation Law of Delaware without further action by the Stockholders of the Company. A Reverse Stock Split will be effected only upon determination by the Board of Directors that a Reverse Stock Split is in the best interests of the Company and the Stockholders. A Reverse Stock Split would become effective on any date (the "Effective Date") selected by the Board of Directors occurring within the nine months after authorization by stockholders upon the filing of a Certificate of Amendment of the Articles of Incorporation with the State of Delaware.

     The Board intends to examine this issue in light of all relevant economic and market factors . In determining which ratio to select, or whether to effect any reverse ratio, the Board may consider the advice of financial advisors and factors deemed relevant by the Board, which may include but not be limited to belief as to future marketability and liquidity of the Common Stock, prevailing market conditions, the likely effect on the market price of the Common Stock and other relevant factors.

Effects of the Reverse Stock Split

  As proposed in the Amendment (See Exhibit K) the consummation of a Reverse Stock Split will not increase or decrease the percentage ownership position of any stockholder. Only the number of shares outstanding (or issuable upon exercise of outstanding options or warrants) will be decreased by the reverse ratio, and, at least, initially, the per share price will be increased by the inverse ratio, so the value of the shares will also initially be the same (however, there can be no assurance that the share price will remain at that level). See the chart following Proposal 12 for the effect of each of the possible reverse ratios.). This action will not effect (neither increase nor decrease) the effective or percentage ownership of any security holder, which remains the same. As proposed in the Amendment consummation of a Reverse Stock Split will also not alter the par value of Common Stock which will remain at $.0001 per share of Common Stock.

     As noted above, effective upon a reverse stock split, the conversion rate of outstanding options and warrants would be adjusted proportionately (e.g.; if a one-for-three Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-third as many shares of New Common Stock; if a one for five Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-fifth as many shares of New Common Stock, and if a one-for-ten Reverse Stock Split is effected, each outstanding option or warrant would thereafter be convertible into one-tenth as many shares of Common

Stock, etc.. This proposal is for a one for ten ratio resulting, if effected, in one tenth as many shares outstanding.

  Proportionate voting rights and other rights of Stockholders will not be altered by any Reverse Stock Split.

  Consummation of a Reverse Stock Split should have no material federal tax consequences to most Stockholders; however, tax effects, which are especially dependent upon a stockholder's individual circumstances, may be material to you; and each Stockholder must obtain his or her own tax advice; and the general description below is not tax advice.

  The Common Stock is listed for trading on the NASDAQ Small Cap market under the symbol CCEE. On the Record Date, the reported closing price of the Common Stock on NASDAQ was $.6875 per share. No assurance can be made as to the future price of New Common Stock.

Liquidation of Fractional Shares

  At the Effective Date, each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and change into the appropriate fraction of a share of the Company's Common Stock (the "New Common Stock"). All fractional share interests that are not combined into whole shares will be subject to the treatment of fractional share interests as described below. Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for (i) surrender and exchange for certificates representing whole shares of New Common Stock and (ii) cash in lieu of any fraction of a share of New Common Stock to which such holders would otherwise be entitled.

  Manhattan Transfer Registrar Co. will act as the Company's exchange agent (the "Exchange Agent") to act for holders of Old Common Stock in implementing the exchange of their certificates. Do not send certificates until you receive a notice requesting you to transmit them to the Exchange Agent.

  If this proposal is approved by the stockholders and the Company files an amendment to its Certificate of Incorporation, stockholders will be notified and requested to surrender their certificates representing shares of Old Common Stock to the Exchange Agent in exchange for certificates representing New Common Stock. Beginning on the Effective Date, each certificate representing shares of the Company's Old Common Stock will be deemed for all corporate purposes to evidence ownership of a proportionate number of shares of New Common Stock and a right to payment in cash for fractional interests.

  The Company will either deposit sufficient cash with the Exchange Agent or set aside sufficient cash for the purchase of the above-referenced fractional interests. Stockholders are encouraged to surrender their certificates to the Exchange Agent for certificates evidencing whole shares of the New Common Shares and to claim the sums, if any, due them for fractional interests, as promptly as possible following the Effective Date. No interest will accrue or be payable to Stockholders on account of such deposit. The Company shall be entitled to earnings, if any, on funds deposited.

  The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein. No service charge will be payable by Stockholders in connection with the exchange of certificates or the issuance of cash for fractional interests, all of which will be borne and paid by the Company.

  The number of holders of the Common Stock on the Record Date was approximately 1,700 holder of record and approximately 20,200 stockholders with shares held in broker accounts. The Company does not anticipate that the payment in cash in lieu of fractional shares following any Reverse Stock Split would result in a significant reduction in the number of such holders.

Board Position and Required Vote

  Under  Delaware  law,   approval  of  the  foregoing   proposal  requires  the
affirmative vote of a majority of the shares of Common Stock outstanding.

  The Board of Directors believes that the proposed amendment is in the best interests of the Company and its stockholders and recommends a vote FOR the proposal to authorize the Board of Directors to amend the Certificate of Incorporation to effect a 1 for 10 reverse stock split.

  Each outstanding share of Common Stock will be entitled to one vote for or against each the proposal as listed on the Proxy card. The proposal will be approved only if a quorum is present at the Annual Meeting and the proposal receives the affirmative vote of a majority of the outstanding shares. The Board urges that you vote FOR the proposal. Proxies received will be voted in favor of the proposal unless otherwise instructed.

THE FOLLOWING TABLES APPLY TO PROPOSALS 4 THROUGH 12

   The following Table sets forth the number of shares of Common Stock that would be outstanding (based on the 120,715,318 shares outstanding as of the Record Date) immediately after a Reverse Stock Split of the respective ratio. The reduction of the number of shares outstanding in each Reverse Stock Split has the inverse effect on authorized and unissued shares. The table does not attempt to account for cashing out fractional shares, nor does it account for the proposed increase in the Company's authorized capital stock.

Ratio of Reverse  Common Stock                           Authorized and
Stock Split       Outstanding        Reserved(1)       Unissued Common Stock
----------------                                 -----------------------------
                                                 Before Reverse  After Reverse
                                                  Stock Split     Stock Split
                                                 --------------  --------------
 None             120,715,318        15,761,939    13,522,743       NA
 1 for 2           60,357,659         7,880,970            NA        81,761,372
 1 for 3           40,238,439         5,253,980            NA       104,507,581
 1 for 4           30,178,830         3,940,485            NA       115,880,686
 1 for 5           24,143,064         3,152,388            NA       122,704,549
 1 for 6           20,119,220         2,626,990            NA       127,253,791
 1 for 7           17,245,045         2,251,706            NA       130,503,249
 1 for 8           15,089,415         1,970,242            NA       132,940,343
 1 for 9           13,412,813         1,751,327            NA       134,835,860
 1 for 10          12,071,532         1,576,194            NA       136,352,274

(1) As of October 3, 1997, unaudited

     Upon determination and adoption of the exact ratio of the Reverse Stock Split by the Board of Directors and the filing of appropriate documents to effect such Reverse Stock Split, the Company will promptly notify Stockholders that the Reverse Stock Split has been effected. In addition, the Board shall have authority to determine the exact timing of the Reverse Stock Split, which may be effected at any time within nine months following the meeting date.

     The Board of Directors reserves the right, notwithstanding Stockholder approval and without further action by the Stockholders, to abandon the Reverse Stock Split, if, at any time prior to filing the Amendment with the Delaware Secretary of State, the Board of Directors, in its sole discretion, determines that the Reverse Stock Split is no longer in the best interests of the Company and its Stockholders. Nevertheless, no assurance will be made that a Reverse Stock Split, if approved, will be effected only under favorable conditions. The Board of Directors may also take into account any factors deemed material in the Board's discretion.

     The Board of Directors believes that leaving the discretion to the Board of Directors in these regards will permit flexibility to make an attempt to effectuate the Reverse Stock Split in an appropriate and well-planned manner in the best interests of the Company and its stockholders.

     The Company's reporting obligations under the Securities exchange Act of 1934 should not be affected by the changes in capitalization contemplated pursuant to the Reverse Stock Split because no significant reduction should be anticipated in the number of record holders of the Common Stock below its Record Date level of approximately 1,700, or the approximately 20,200 non-record holders (shareholders whose shares are held in brokerage "street name" accounts), or, of course, below the Securities Exchange Act of 1934's going-private threshold of fewer than 300 record holders.

     If a Reverse Stock Split is declared, it will require that an amount equal to the number of fewer shares issued times such shares' par value be transferred to the Company's Surplus Account (specifically, its Capital Surplus Account) and from its Capital Account. The number of shares of Common Stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be increased correspondingly. The resolutions approving the Reverse Stock Splits provide that this increase in capital in excess of par value will be treated as capital for statutory purposes. However, under Delaware law, the Board of Directors of the Company will have the authority, subject to various limitations, to transfer some or all of such increased capital in excess of par value from capital to surplus, which additional surplus could be distributed to Stockholders as dividends or used by the Company to repurchase outstanding stock. The Company currently has no plans to use any surplus so created to pay any such dividend or to repurchase stock so created to pay any such dividend or to repurchase stock.

     The following tables illustrate the principal effects of the Reverse Stock Split to the Company's capital accounts on a pro forma basis as at December 31, 1996:

                                      Prior to     After 1-for-2   After 1-for3   After 1-for-4
                                   Reverse Stock   Reverse Stock    Reverse Stk   Reverse Stock
Number of Shares                       Split          Split            Split          Split
----------------                   -------------   -------------   ------------   -------------
Common Stock
  Authorized . . . . . . .           150,000,000    150,000,000     150,000,000    150,000,000
  Outstanding. . . . . . .          101, 335,272     50,667,636      33,778,424     25,333,818
  Reserved . . . . . . . .            22,789,609     11,394,805       7,596,536      5,697,402
Available for Future
   Issuance  . . . . . . .            25,875,119     87,937,559     108,625,040    118,968,780

     (In thousands                   Prior to      After 1-for-2   After 1-for3  After 1-for-4
  except share data)               Reverse Stock   Reverse Stock    Reverse Stk  Reverse Stock
    Financial Data                      Split          Split           Split         Split
                                   -------------    ------------   ------------  -------------
Stockholders' Equity
  Common Stock,
  $.0001 par value . . . . .        $      10        $       5      $       3     $        3
Additional Paid-in
  Capital. . . . . . . . .                78,870         78,875          78,877         78,877
Retained Earnings. . . . .               (69,356)       (69,356)        (69,356)       (69,356)
Total Stockholders' Equity                 9,524          9,524           9,524          9,524
Book Value per common
  share. . . . . . . . . .          $      .0767     $    .1535     $     .2302   $      .3069

                                      Prior to       After 1-for-5  After 1-for-6  After 1-for-7
                                    Reverse Stock    Reverse Stock   Reverse Stk   Reverse Stock
  Number of Shares                      Split            Split          Split          Split
  ----------------                  -------------    -------------  -------------  -------------
Common Stock
  Authorized . . . . . . .           150,000,000      150,000,000    150,000,000    150,000,000
  Outstanding. . . . . . .           101,335,272       20,267,054     16,889,212     14,476,467
  Reserved . . . . . . . .            22,789,609        4,557,922      3,798,268      3,255,658
Available for Future
   Issuance  . . . . . . .            25,875,119      125,175,024    129,312,520    132,267,875

                                      Prior to       After 1-for-5   After 1-for-6  After 1-for-7
                                    Reverse Stock    Reverse Stock    Reverse Stk   Reverse Stock
  Financial Data                       Split             Split           Split           Split
  --------------                    -------------    -------------   -------------  -------------
Stockholders' Equity
  Common Stock,
  $.0001 par value . . . . .        $        10      $         2     $        2     $          1
Additional Paid-in
  Capital. . . . . . . . .                78,870           78,878         78,878          78,879
Retained Earnings. . . .                 (69,356)         (69,356)       (69,356)        (69,356)
Total Stockholders' Equity                 9,524            9,524          9,524           9,524
Book Value per common
  share. . . . . . . . . .          $      .0767     $      .3836   $      .4604   $       .5371

                                       Prior to       After 1-for-8   After 1-for9  After 1-for-10
                                    Reverse Stock     Reverse Stock   Reverse Stk   Reverse Stock
  Number of Shares                       Split             Split          Split         Split
  ----------------                  -------------     ------------    -----------   --------------
Common Stock
  Authorized . . . . . . .           150,000,000       150,000,000    150,000,000     150,000,000
  Outstanding. . . . . . .           101,335,272        12,666,909     11,259,475      10,133,527
  Reserved . . . . . . . .            22,789,609         2,848,701      2,532,179       2,278,512
Available for Future
   Issuance  . . . . . . .            25,875,119       134,484,390    136,208,346     137,587,512

                                       Prior to       After 1-for-8   After 1-for9   After 1-for-10
                                     Reverse Stock    Reverse Stock   Reverse Stk    Reverse Stock
  Financial Data                        Split             Split          Split           Split
  --------------                     -------------    -------------   ------------   --------------
Stockholders' Equity
  Common Stock,
  $.0001 par value . . . . .         $         10      $         1    $         1     $         1
Additional Paid-in
  Capital. . . . . . . . .                 78,877           78,879         78,879          78,879
Retained Earnings. . . . .                (69,356)         (69,356)       (69,356)        (69,356)
Total Stockholders' Equity                  9,524            9,524          9,524           9,524
Book Value per common
  share. . . . . . . . . .           $      .0767      $     .6139    $     .6906     $     .7673


  13.   PROPOSAL TO ADOPT THE 1997 STOCK INCENTIVE PLAN

Eligible participants in the 1997 Stock Incentive Plan are officers and employees of the Company or any of its subsidiaries or affiliates, and consultants to the Company. Options granted under the 1997 Stock Incentive Plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or may be non-qualified stock options. In addition, under the 1997 Incentive Plan, the Board of Directors or a committee thereof may also grant restricted stock, stock appreciation rights, performance grants or such other types of awards as it may determine.

  Management believes that the Company's long-term success is dependent upon the ability of the Company to attract and retain qualified officers, employees and consultants and to motivate their best efforts on behalf of the Company's interests. The Company has adopted incentive plans to provide compensation in stock or options in order to conserve the cash resources of the Company while at the same time tying the interests of the recipients to the future growth of the Company which would also benefit all of the Company's shareholders. The Board of Directors compensation policy has primarily been to grant stock or options thereby insuring that all shareholders' value must increase before such grants have value to the recipients, and providing an incentive for the recipients to continue to work to increase such values for all shareholders. The full text of the 1997 Stock Incentive Plan appears in Exhibit L to this Proxy Statement. The principal features of the 1997 Stock Incentive Plan are summarized below, but such summary is qualified in its entirety by the full text of the 1997 Stock Incentive Plan.

Stock Subject to the Plan

  The stock to be offered under the 1997 Stock Incentive Plan consists of shares, whether authorized but unissued or reacquired by the Company, of Common Stock of the Company. The total number of shares of Common Stock issuable upon the exercise of all stock options under the 1997 Incentive Plan may not exceed 10,000,000 shares, subject to adjustments upon the occurrence of certain events, including stock dividends, stock splits, mergers, consolidations, reorganizations, recapitalizations, or other capital adjustments.

Administration of the Plan

  The 1997 Stock Incentive Plan is to be administered by the Board of Directors of the Company; provided, however, that the Board may, in the exercise of its discretion, designate from among its members a Compensation Committee (the "Committee") consisting of no fewer than two independent directors. The Board has appointed Russell Pellicano, Jack S. Beige and Augustin Medina as the members of the Compensation Committee. The Board intends that its Compensation Committee will administer the 1997 Stock Incentive Plan.

  Subject to the terms of the 1997 Stock Incentive Plan, the Board of Directors or the Committee may determine and designate those officers, employees and consultants who are to be granted stock options, restricted stock or other awards under the 1997 Stock Incentive Plan and the number of shares to be subject to such options, grants or other awards and, as hereinafter described, the nature and terms of the options or other awards to be granted. The Board of Directors or the Committee shall also, subject to the express provisions of the 1997 Stock Incentive Plan, have authority to interpret the 1997 Stock Incentive Plan and to prescribe, amend and rescind the rules and regulations relating to the 1997 Stock Incentive Plan.

Grant of Options

     Officers, employees and Consultants of the Company or any of its subsidiaries or affiliates are eligible to participate in the 1997 Stock Incentive Plan. The exercise price for incentive stock options granted under the 1997 Stock Incentive Plan will be the fair market value of the Company's Common Stock on the date of grant of the stock option (or in the case of incentive stock options granted to any individual who owns stock possessing more than 10% of the total combined voting power of all voting stock of the Company [a "Principal Stockholder"] , 110% of such fair market value). The exercise price for Non-Qualified Stock Options granted under the 1997 Stock Incentive Plan will be not less than such fair market value as priced by the Committee or Board of Directors. The option price, as well as the number of shares subject to such option, shall be appropriately adjusted by the Committee in the event of stock splits, stock dividends, recapitalizations, and certain other events involving a change in the Company's capital.

Exercise of Stock Options

  Stock options granted under the 1997 Stock Incentive Plan shall expire not later than ten years from the date of grant, or in the case of any incentive stock option granted to a Principal Stockholder, five years from the date of grant or such shorter period as the Committee may determine. Stock options granted under the 1997 Stock Incentive Plan may become exercisable in one or more installments in the manner and at the time or times specified by the Board of Directors or the Committee. Subject to this power of the Committee, and except in the manner described below upon the death of the Optionee, a qualified incentive stock option may be exercised for all of the subject shares on and after the first such anniversary of the date of the grant of such Option, but in no event later than the expiration of the term of the Option.

  Upon the exercise of a stock option, Optionees may pay the exercise price in cash, by certified or bank cashiers check or, at the option of the Company, in shares of Common Stock of the Company valued at its fair market value on the date of exercise, or a combination thereof. Withholding and other employment taxes applicable to the exercise of an option shall be paid by the optionee at such time as the Board of Directors or the Committee determines that the optionee has recognized gross income under the Code resulting from such exercise. These taxes may, at the option of the Company, be paid in shares of Common Stock.

  An Incentive Stock Option shall be exercisable during the Optionee's lifetime only by the Optionee and shall not be exercisable by the Optionee unless, at all times since the date of grant and at the time of exercise, such Optionee is an employee or consultant of the Company, or any subsidiary or affiliate, except that, upon termination of all employment (other than by death or by Total Disability followed by death in the circumstances provided below) with the Company, any subsidiary or any affiliate, the Optionee may exercise an Incentive Stock Option at any time within three months thereafter but only to the extent such Option is exercisable on the date of such termination.

  In the event of the death of an Optionee (i) while an employee of the Company, any parent corporation of the Company or any subsidiary, or (ii) within three months after termination of all employment with the Company, any parent corporation of the Company and any subsidiary (other than for Total Disability) or (iii) within three months after termination on account of Total Disability of all employment with the Company, any parent corporation of the Company and any Subsidiary, such optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise such Optionee's Option at any time within the period of one year from the date of death. Such Options shall be exercisable only to the extent exercisable on the date of such termination.

  To the extent the aggregate market value of the Common Stock (determined as of the date of grant) with respect to which any options granted are intended to be designated as Incentive Stock Options under the 1997 Incentive Plan (or any other incentive stock option plan of the Company or any subsidiary) which may be exercisable for the first time by the optionee in any calendar year exceeds $100,000, such options shall not be considered Incentive Stock Options.

  Stock options granted under the 1997 Stock Incentive Plan may not be transferred by the holder other than by will or the laws of descent and distribution and may be exercised during the holder's lifetime only by the holder.

Change in Control

  In the event of a Change in Control (as defined), (a) all options outstanding on the date of such Change in Control shall become immediately and fully exercisable, and (b) all restrictions thereon shall lapse.

Federal Income Tax Consequences

     Incentive stock options granted under the 1997 Stock Incentive Plan are intended to be qualified incentive stock options in accordance with the provisions of Section 422 of the Code. All other options granted under the 1997 Stock Incentive Plan are non-qualified options not entitled to special tax treatment under Section 422 of the Code. Generally, the grant of an incentive stock option will not result in taxable income to the recipient at the time of the grant, and the Company will not be entitled to an income tax deduction at such time. The grant of non-qualified options will not result in taxable income to the recipient at the time of the grant to the extent that it is granted at 100% of the fair market value of the Company's Common Stock at such time. So long as such option does not result in taxable income to the recipient at the time of the grant, the Company will not be entitled to an income tax deduction.

  Upon the exercise of an incentive stock option granted under the 1997 Stock Incentive Plan, the recipient will not be treated as receiving any taxable income, and the Company will not be entitled to an income tax deduction. Upon the exercise of a non-qualified option, an employee who is not a director or officer of the Company will be treated as receiving compensation, taxable as ordinary income, in an amount equal to the excess of the fair market value of the underlying shares of the Company's Common Stock at the time of exercise, over the exercise price. The date of recognition and determination of the ordinary compensation income attributable to shares received upon exercise of an option by an officer of the Company, while he or she is subject to Section 16(b) of the Securities Exchange Act of 1934, is generally delayed until six months after such exercise, unless that person elects to be taxed as of the date of exercise. The Company will receive an income tax deduction for the amount treated as compensation income to the recipient at the time and in the amount that the recipient recognizes such income.

     Upon subsequent disposition of the shares subject to the option, any differences between the tax basis of the shares and the amount realized on the disposition is generally treated as long-term or short-term capital gain or loss, depending on the holding period of the shares of Common Stock; provided, that if the shares subject to an incentive stock option are disposed of prior to the expiration of two years from the date of grant and one year from the date of exercise, the gain realized on the disposition will be treated as ordinary compensation income to the Optionee.

  Upon any grant of restricted stock or other award under the 1997 Stock Incentive Plan, taxable income generally will be recognized by the recipient thereof to the extent that there is no substantial risk of forfeiture thereof. The satisfaction of any of the restrictions thereon generally will result in the recipient thereof being deemed to have received taxable income to the extent of the value of such award with respect to which such restrictions have been satisfied.

  The foregoing analysis is only a general statement of the tax consequences of awards under the 1997 Stock Incentive Plan, and each recipient of awards under the 1997 Stock Incentive Plan should consult his or her own tax advisor with regard to the tax consequences to such persons of any awards granted under the 1997 Stock Incentive Plan. The foregoing does not constitute tax advice.

Board Position and Required Vote

  The affirmative vote of a majority of the outstanding voting stock present in person or by proxy at the Annual Meeting is required for ratification of the 1997 Stock Incentive Plan.

  The Board of Directors recommends a vote FOR approval of the 1997 Stock Incentive Plan.

  Each outstanding share of Common Stock will be entitled to one vote for or against each the proposal as listed on the Proxy card. The proposal will be approved only if a quorum is present at the Annual Meeting and the proposal receives the affirmative vote of a majority of the outstanding shares. The Board urges that you vote FOR the proposal. Proxies received will be voted in favor of the proposal unless otherwise instructed.

See Exhibit L

  14.     PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
          TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

General

  The Board of Directors has proposed and recommended to its stockholders a proposal which authorizes the Board in its discretion to approve an amendment to Article Fourth of the Company's Certificate of Incorporation increasing the total number of shares which the Company has authority to issue from 150,000,000 shares of Common Stock, par value $.0001 per share, to 300,000,0000 shares, par value $.0001 per share. This action will not modify (neither increase nor decrease) a stockholder's percentage or effective ownership interest in the Company. See Exhibit M.

Purpose to Increase Authorized Shares of Common Stock and Possible Advantages

  The Board of Directors believes the authorization to increase the authorized number of shares of Common Stock is necessary and will be beneficial to the future of the Company. An increased authorization to 300,000,000 shares of Common Stock is intended to provide flexibility to the Company for possible technology or business acquisitions, capital reorganizations, refinancing, exchange of securities, public offerings, other appropriate corporate purposes including compensation in lieu of cash compensation. In recent years, the Company has issued a substantial number of shares of Common Stock, which has significantly decreased the number of shares of Common Stock presently available for issuance for such purposes. The Board believes it to be in the Company's best interest to provide incentives to officers, employees and consultants in the form of equity where the value to the recipient is tied to market values for all shareholders.

  The authorization to increase the authorized capital of the Company to 300,000,000 shares of Common Stock (plus 1,000,000 shares of preferred stock, if Proposal 3 is approved) is intended to provide additional flexibility to the Company for possible capital reorganization, acquisitions, financing, exchange of securities, public offerings and other corporate purposes including those discussed above. In recent years, the Company has issued a substantial number of shares of Common Stock, which has significantly decreased the number of shares of Common Stock presently available for issuance for such purposes.

  Common Stock is authorized to be issued in the discretion of the Board of Directors without Stockholder approval of each issuance. After this proposal is approved by the Stockholders, the Board does not intend to solicit further Stockholder approval prior to the issuance of any additional shares of Common Stock unless applicable law or regulation requires Stockholder approval as a condition to the issuance of such shares in any particular transaction. The Company may fund its existing obligations by raising capital through the sale or conversion of shares. Any increase in the number of shares authorized or outstanding may depress the price of shares and impair the liquidity of Stockholders. In addition, the issuance may be on terms that are dilutive to Stockholders. Issuance of additional shares also could have the effect of diluting the earnings per share and book value per share of shares outstanding.

  Regardless of those factors, the Board believes the ability of the Company to expand and carry on its operations may be negatively impacted if the amendment to increase it authorized capital is not approved, whereas the benefits anticipated to be generated from the authorized capital increase are anticipated to benefit all shareholders and the value of the Company.


     The following table sets forth as of the Record Date, October 3, 1997, the approximate number of shares of Common Stock authorized, outstanding, reserved and available for issuance. The table further sets forth the approximate number of shares which will be available for issuance if this amendment to increase the authorized capital stock to 300,000,000 shares is approved, however, there is no assurance that all of the options or warrants for which shares are reserved will be exercised, which means the Company may not receive the exercise proceeds and as options or warrants expire without being exercised, the shares reserved in regard thereto will become available for issuance for other corporate purposes. The Company has no current plans to issue any of the additional 150,000,000 shares of Common Stock being authorized by this amendment.


            Common Stock                                             Available
            ------------                                           Upon Approval
   Authorized            Outstanding  Reserved(1)(2)   Available    Of Amendment
   ----------            -----------  -------------    ---------   -------------


  150,000,000. . . . .   120,715,318    15,761,939     13,522,743             NA
  300,000,000. . . . .   120,715,318    15,761,939             NA    163,522,743
------

(1) Includes shares currently issuable upon exercise of outstanding stock options and warrants.
(2) Does not include shares available for issuance under the 1997 Stock Option Plan assuming approval of this plan.

Board Position and Required Vote

  The Board of Directors believes that the proposed amendment is in the best interests of the Company and its stockholders and unanimously recommends its adoption.

  Each outstanding share of Common Stock will be entitled to one vote for or against this proposed amendment. The proposal will be adopted only if it receives the affirmative vote of a majority of the outstanding shares of Common Stock. The Board urges that you vote FOR the proposed amendment. Proxies received will be voted in favor of the proposed amendment unless otherwise instructed.

  15.      Appointment of Independent Public Accountants

  The Board of Directors recommends that the shareholders approve the appointment of Hayes & Co. as the Company's independent public accountants to examine the financial statements of the Company for the fiscal/calendar year ending December 31, 1997. Grant Thornton LLP, whose services were terminated by the Company in May of 1997, acted as the Company's independent public accountants for the fiscal years ended December 31, 1992, through December 31, 1996.

  A representative of Hayes & Co. plans to be present at the Annual Meeting with the opportunity to make a statement, if he desires to do so, and will be available to respond to appropriate questions.

Board Position and Required Vote

  The affirmative vote of the holders of a majority of the outstanding Common Stock present at the meeting in person or by proxy is necessary for ratification of the appointment of Hayes & Co. as the Company's independent public accountants.

  The Board of Directors recommends a vote FOR the ratification of the appointment.

  Each outstanding share of Common Stock will be entitled to one vote for or against each the proposal as listed on the Proxy card. The proposal will be approved only if a quorum is present at the Annual Meeting and the proposal receives the affirmative vote of a majority of the outstanding shares present at the meeting. The Board urges that you vote FOR the proposal. Proxies received will be voted in favor of the proposal unless otherwise instructed.

            BOARD OF DIRECTORS' DISCRETION AND RESERVATION OF RIGHTS

  The Board of Directors reserves the right, notwithstanding Stockholders' approval and without further action by the Stockholders, to elect not to proceed with any of the proposed actions, if at any time prior to filing the Company's

Amended Certificate of Incorporation with the Secretary of State of the State of Delaware, the Board of Directors, in its sole discretion determines that the proposed action is no longer action is no longer in the best interests of the Company and its Stockholders. Pursuant to Section 242(c) of the General Corporation Law of Delaware, the reservation by the Board of Directors of this right to abandon a proposed amendment of the Company's Certificate of Incorporation is set forth in the resolutions adopting the Amendments.

  Under each of the Proposals for amendments to the Company's Articles of Incorporation, the Board reserves the right to delay the filing of the Amendment for up to nine months following the meeting date.

                              NO DISSENTERS' RIGHTS

  Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to the proposed amendments to the Company's Certificate of Incorporation under any of the Proposals.

                         INDEPENDENT PUBLIC ACCOUNTANTS

   Grant Thornton LLP acted as the Company's independent public accountants for the period ended December 31, 1996. Hayes & Co. has been retained to act as the Company's independent public accountants for the fiscal year ended December 31, 1997.


                              FINANCIAL STATEMENTS

   A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1996, including the Company's Form 10-K for said period, and the Company's Quarterly Report on Form 10-Q for the three and six-month periods ended June 30, 1997, has been provided to all stockholders as of the Record Date. Stockholders are referred to the report for financial and other information about the Company, but such report, is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

                            MISCELLANEOUS INFORMATION

       As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto in accordance with their judgment.

       The Company will provide without charge to any stockholder as of the Record Date, copies of the Company's Annual Report on Form 10-K and any of the Company's Quarterly Reports on Form 10-Q, including the financial statements and financial statement schedules included therein, upon written request delivered to George Aronson, Chief Financial Officer, at the Company's offices at 80 Orville Drive, Suite 200, Bohemia, New York 11716.

       The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal interview. The Company may also request brokerage houses and other custodians, and, nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held of record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to such beneficial owners.

       Stockholder proposals with respect to the Company's next Annual Meeting of Stockholders must be received by the Company no earlier than April 20, 1998, and no later than May 15, 1998 to be considered for inclusion in the Company's next Proxy Statement.



                                     By Order of the Board of Directors,

                                              DANIEL DEL GIORNO, JR.
                                              Chief Executive Officer

Dated:  Bohemia, New York
        October 14, 1997

                                    EXHIBIT A

               PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION
                  PROVIDING FOR A CLASSIFIED BOARD OF DIRECTORS

     The following sets forth the addition of Article "____" (the Article number will be determined by the Board of Directors depending on which, if any, of the other Article amendment proposals are approved) to the Company's Certificate of Incorporation if the proposed Amendment is approved:

          "_____": The number of directors of the Corporation shall be not less than three nor more than nine and the number to be chosen within such limits shall be determined in the manner prescribed by the by-laws of this Corporation. Any director may be removed from office with cause at any time by the affirmative vote of stockholders of record holding a majority of the outstanding shares of stock of the Corporation entitled to vote, given at a meeting of the stockholders called for that purpose.

         The Board of Directors shall be divided into three (3) classes as nearly equal in number as possible, and no class shall include less than one (1) director. The terms of office of the directors initially classified shall be as follows: that of Class I shall expire at the next annual meeting of stockholders in 1998, Class II at the second succeeding annual meeting of shareholders in 1999, and Class III at the third succeeding annual meeting of shareholders in 2000. The foregoing notwithstanding, each director shall serve until his successor shall have been duly elected and qualified, unless he shall resign, become disqualified, disabled or shall otherwise be removed. Whenever a vacancy occurs on the Board of Directors, a majority of the remaining directors have the power to fill the vacancy by electing a successor director to fill that portion of the unexpired term resulting from the vacancy. The Board of Directors shall determine which directors shall serve in each class of the initial classified Board of Directors.

          At any annual meeting of shareholders after such initial classification, directors chosen to succeed those whose terms then expire at such annual meeting shall be elected for a term of office expiring at the third succeeding annual meeting of shareholders after their election. When the number of directors is increased by the Board of Directors, there shall be no classification of the additional directors until the next annual meeting of shareholders. Directors elected, whether by the Board of Directors or by the shareholders, to fill a vacancy, subject to the foregoing, shall hold office for a term expiring at the annual meeting at which the term of the Class to which they shall have been elected expires. Any newly created directorships or any decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible.

                                   EXHIBIT B

     If Proposal 3 is approved, the following will be included in an amendment to the Certificate of Incorporation of the Company, in Article Fourth, thereof:

Fourth: (a) The total number of shares of all classes of stock which the Corporation shall have authority to issue is THREE HUNDRED ONE MILLION (301,000,000) shares. [If Proposal 14 is not approved, to read: "The total number of shares of all classes of stock which the Corporation shall have authority to issue is ONE HUNDRED FIFTY ONE MILLION (151,000,000) shares.] Of these (i) THREE HUNDRED MILLION (300,000,000) shares shall be shares of Common Stock of the par value of $.0001 per share; and (ii) ONE MILLION (1,000,000) shares shall be shares of Serial Preferred Stock of the par value of $.0001 per share. [If Proposal 14 is not approved, to read: "Of these (i) ONE HUNDRED FIFTY MILLION (150,000,000) shares shall be shares of Common Stock of the par value of $.0001 per share; and (ii) ONE MILLION (1,000,000) shares shall be shares of Serial Preferred Stock of the par value of $.0001 per share.]

 ...

    (c) The statement of the relative rights, preferences and limitations of the shares of each class is as follows [If Proposal 3 is not approved, to be denominated "(b)"]:

     A. Serial Preferred Stock. The Serial Preferred Stock may be issued from time to time in classes or series and shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions of the Board of Directors providing for the issuance of such stock.

     B. Common Stock. Subject to the rights, privileges, preferences and priorities of any holders of Serial Preferred Stock, the Common Stock shall be entitled to dividends out of funds legally available therefor, when, as and if declared and paid to the holders of Common Stock, and upon liquidation, dissolution or winding up of the Corporation, to share ratably in the assets of the Corporation available for distribution to the holders of Common Stock. Except as otherwise provided herein or by law, the holders of the Common Stock shall have full voting rights and powers, and each share of Common Stock shall be entitled to one vote. All shares of Common Stock shall be identical with each other in every respect. [If Proposal 3 is not approved, to read: The Common Stock shall be entitled to dividends out of funds legally available therefor, when, as and if declared and paid to the holders of Common Stock, and upon liquidation, dissolution or winding up of the Corporation, to share ratably in the assets of the Corporation available for distribution to the holders of Common Stock. Except as otherwise provided herein or by law, the holders of the Common Stock shall have full voting rights and powers, and each share of Common Stock shall be entitled to one vote. All shares of Common Stock shall be identical with each other in every respect.]

                                   EXHIBIT C

               PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION
                     TO EFFECT A 1 for 2 REVERSE STOCK SPLIT


     The following sets forth the addition of a second paragraph to Article "FOURTH" of the Company's Certificate of Incorporation if the proposed Amendment is approved:

          "Any and all previously issued shares (including shares issuable upon exercise of outstanding options or warrants) of Common Stock of the par value of $.0001 per share as of _______________ (date to be inserted) shall be combined and reclassified on a ratio of one share for two shares of Common Stock with a par value of $.0001 per share."

                                   EXHIBIT D

               PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION
                    TO EFFECT A 1 for 3 REVERSE STOCK SPLIT


     The following sets forth the addition of a second paragraph to Article "FOURTH" of the Company's Certificate of Incorporation if the proposed Amendment is approved:

          "Any and all previously issued shares (including shares issuable upon exercise of outstanding options or warrants) of Common Stock of the par value of $.0001 per share as of _______________ (date to be inserted) shall be combined and reclassified on a ratio of one share for three shares of Common Stock with a par value of $.0001 per share."

                                   EXHIBIT E

               PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION
                    TO EFFECT A 1 for 4 REVERSE STOCK SPLIT


     The following sets forth the addition of a second paragraph to Article "FOURTH" of the Company's Certificate of Incorporation if the proposed Amendment is approved:

          "Any and all previously issued shares (including shares issuable upon exercise of outstanding options or warrants) of Common Stock of the par value of $.0001 per share as of _______________ (date to be inserted) shall be combined and reclassified on a ratio of one share for four shares of Common Stock with a par value of $.0001 per share."

                                   EXHIBIT F

               PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION
                    TO EFFECT A 1 for 5 REVERSE STOCK SPLIT


     The following sets forth the addition of a second paragraph to Article "FOURTH" of the Company's Certificate of Incorporation if the proposed Amendment is approved:

          "Any and all previously issued shares (including shares issuable upon exercise of outstanding options or warrants) of Common Stock of the par value of $.0001 per share as of _______________ (date to be inserted) shall be combined and reclassified on a ratio of one share for five shares of Common Stock with a par value of $.0001 per share."

                                   EXHIBIT G

               PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION
                    TO EFFECT A 1 for 6 REVERSE STOCK SPLIT


     The following sets forth the addition of a second paragraph to Article "FOURTH" of the Company's Certificate of Incorporation if the proposed Amendment is approved:

          "Any and all previously issued shares (including shares issuable upon exercise of outstanding options or warrants) of Common Stock of the par value of $.0001 per share as of _______________ (date to be inserted) shall be combined and reclassified on a ratio of one share for six shares of Common Stock with a par value of $.0001 per share."

                                   EXHIBIT H

               PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION
                    TO EFFECT A 1 for 7 REVERSE STOCK SPLIT


     The following sets forth the addition of a second paragraph to Article "FOURTH" of the Company's Certificate of Incorporation if the proposed Amendment is approved:

          "Any and all previously issued shares (including shares issuable upon exercise of outstanding options or warrants) of Common Stock of the par value of $.0001 per share as of _______________ (date to be inserted) shall be combined and reclassified on a ratio of one share for seven shares of Common Stock with a par value of $.0001 per share."

                                   EXHIBIT I

               PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION
                    TO EFFECT A 1 for 8 REVERSE STOCK SPLIT


     The following sets forth the addition of a second paragraph to Article "FOURTH" of the Company's Certificate of Incorporation if the proposed Amendment is approved:

          "Any and all previously issued shares (including shares issuable upon exercise of outstanding options or warrants) of Common Stock of the par value of $.0001 per share as of _______________ (date to be inserted) shall be combined and reclassified on a ratio of one share for eight shares of Common Stock with a par value of $.0001 per share."

                                   EXHIBIT J

               PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION
                    TO EFFECT A 1 for 9 REVERSE STOCK SPLIT


     The following sets forth the addition of a second paragraph to Article "FOURTH" of the Company's Certificate of Incorporation if the proposed Amendment is approved:

          "Any and all previously issued shares (including shares issuable upon exercise of outstanding options or warrants) of Common Stock of the par value of $.0001 per share as of _______________ (date to be inserted) shall be combined and reclassified on a ratio of one share for nine shares of Common Stock with a par value of $.0001 per share."

                                   EXHIBIT K

               PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION
                    TO EFFECT A 1 for 10 REVERSE STOCK SPLIT


     The following sets forth the addition of a second paragraph to Article "FOURTH" of the Company's Certificate of Incorporation if the proposed Amendment is approved:

          "Any and all previously issued shares (including shares issuable upon exercise of outstanding options or warrants) of Common Stock of the par value of $.0001 per share as of _______________ (date to be inserted) shall be combined and reclassified on a ratio of one share for ten shares of Common Stock with a par value of $.0001 per share."

                                    EXHIBIT L

                             COMPUTER CONCEPTS CORP.
                            1997 STOCK INCENTIVE PLAN


SECTION 1.  GENERAL PROVISIONS

1.1.  Name and General Purpose
      ------------------------
     The name of this plan is the Computer Concepts Corp. 1997 Stock Incentive Plan (hereinafter called the "Plan"). The purpose of the Plan is to enable Computer Concepts Corp. (the "Company") and its subsidiaries and affiliates to foster and promote the interests of the Company by attracting and retaining officers and employees of the Company who contribute to the Company's success by their ability, ingenuity and industry, to enable such officers and employees of the Company to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company and to provide incentive compensation opportunities competitive with those of competing corporations.

1.2  Definitions
     -----------
          a. "Affiliate" means any person or entity controlled by or under common control with the Company, by virtue of the ownership of voting securities, by contract or otherwise.

          b. "Board" means the Board of Directors of the Company.

          c. "Change in Control" means a change of control of the Company, or in any person directly or indirectly controlling the Company, which shall mean:

               (a) a change in control as such term is presently defined in Regulation 240.12b-(f) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or

               (b) if any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Company or any "person" who on the date of this Agreement is a director or officer of the Company, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act) directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the voting power of the Company's then outstanding securities; or

               (c) if during any period of two (2) consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board of Directors, cease for any reason to constitute at least a majority thereof.

          d.  "Code" means the Internal Revenue Code of 1986, as amended.

          e. "Committee" means the Committee referred to in Section 1.3 of the Plan.

          f. "Common Stock" means shares of the Common Stock, par value $.0001 per share, of the Company.

          g. "Company" means Computer Concepts. Corp., a corporation organized under the laws of the State of Delaware (or any successor corporation).

          h. "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2) as promulgated by the Securities and Exchange Commission (the "Commission"); provided, that such person is also an "outside director" as set forth in Section 162(m) of the Code and the regulations promulgated thereunder.

          i. "Fair Market Value" means the market price of the Common Stock on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system on the date of the grant or on any other date on which the Common Stock is to be valued hereunder. If no sale shall have been reported on NASDAQ on such date, Fair Market Value shall be determined by the Committee in accordance with the Treasury Regulations applicable to incentive stock options under Section 422 of the Code.

          j. "Incentive Stock Option" means an Incentive Stock Option as described in Section 2.1 of the Plan.

          k. "Non-Qualified Stock Option" means a Non-Qualified Stock Option as described in Section 2.1 of the Plan.

          l. "Option" means any option to purchase Common Stock under Section 2 of the plan.

          m.   Participant"   means  any  officer or  employee  of the  Company,
               a Subsidiary or an Affiliate who is selected by the Committee to participate in the Plan.

          n.   "Subsidiary"  means   any   corporation   in  which  the  Company
               possesses directly or indirectly 50% or more of the combined voting power of all classes of stock of such corporation.

          o. "Total Disability" means accidental bodily injury or sickness which wholly and continuously disabled an optionee.The Committee, whose decisions shall be final, shall make a determination of Total Disability.

1.3  Administration of the Plan
     --------------------------
     The Plan shall be administered by the Committee appointed by the Board consisting of two or more members of the Board all of whom shall be Disinterested Persons. The Committee shall serve at the pleasure of the Board and shall have such powers as the Board may, from time to time, confer upon it.

     Subject to this Section 1.3, the Committee shall have sole and complete authority to adopt, alter, amend or revoke such administrative rules, guidelines and practices governing the operation of the Plan as it shall, from time to time, deem advisable, and to interpret the terms and provisions of the Plan.

     The Committee shall keep minutes of its meetings and of action taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee without a meeting, shall constitute the acts of the Committee.

1.4  Eligibility
     -----------
     Stock and/or stock options may be granted only to regular full-time and part-time employees or consultants of the Company or a Subsidiary or Affiliate. Subject to Section 2.3, any person who has been granted any Option may, if he is otherwise eligible, be granted an additional Option or Options. Those directors who are not regular employees are not eligible.

1.5  Shares
     ------
     The aggregate number of shares reserved for issuance pursuant to the Plan shall be 10,000,000 shares of Common Stock, or the number and kind of shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Section 1.6.

     Each number of shares may be set aside out of the authorized but unissued shares of Common Stock or out of issued shares of Common Stock acquired for and held in the Treasury of the Company, not reserved for any other purpose. Shares subject to, but not sold or issued under, any Option terminating or expiring for any reason prior to its exercise in full will again be available for Options thereafter granted during the balance of the term of the Plan.

1.6  Adjustments Due to Stock Splits,
      Mergers, Consolidation, Etc.
     -------------------------------
     If, at any time, the Company shall take any action, whether by stock dividend, stock split, combination of shares or otherwise, which results in a proportionate increase or decrease in the number of shares of Common Stock theretofore issued and outstanding, the number of shares which are reserved for issuance under the Plan and the number of shares which, at such time, are subject to Options shall, to the extent deemed appropriate by the Committee, be increased or decreased in the same proportion, provided, however, that the Company shall not be obligated to issue fractional shares.

     Likewise, in the event of any change in the outstanding shares of Common Stock by reason of any recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other corporate change, the Committee shall make such substitution or adjustments, if any, as it deems to be appropriate, as to the number or kind of shares of Common Stock or other securities which are reserved for issuance under the Plan and the number of shares or other securities which, at such time are subject to Options.

     In the event of a Change in Control, (a) all options outstanding on the date of such Change in Control shall, for a period of sixty (60) days following such Change in Control, become immediately and fully exercisable.

1.7  Non-Alienation of Benefits
     --------------------------
     Except as herein specifically provided, no right or unpaid benefit under the Plan shall be subject to alienation, assignment, pledge or charge and any attempt to alienate, assign, pledge or charge the same shall be void. If any Participant or other person entitled to benefits hereunder should attempt to alienate, assign, pledge or charge any benefit hereunder, then such benefit shall, in the discretion of the Committee, cease.

1.8  Withholding or Deduction for Taxes
     ----------------------------------
     If, at any time, the Company or any Subsidiary or Affiliate is required, under applicable laws and regulations, to withhold, or to make any deduction for any taxes, or take any other action in connection with any Option exercise, the Participant shall be required to pay to the Company or such Subsidiary or Affiliate, the amount of any taxes required to be withheld, or, in lieu thereof, at the option of the Company, the Company or such Subsidiary or Affiliate may accept a sufficient number of shares of Common Stock to cover the amount required to be withheld.


1.9  Administrative Expenses
     -----------------------
     The entire expense of administering the Plan shall be borne by the Company.

1.10 General Conditions
     ------------------
     (a) The Board or the Committee may, from time to time, amend, suspend or terminate any or all of the provisions of the Plan, provided that, without the Participant's approval, no change may be made which would prevent an Incentive Stock Option granted under the Plan from qualifying as an Incentive Stock Option under Section 422 of the Code or result in a "modification" of the Incentive Stock Option under
         Section 424(h) of the Code or otherwise alter or impair any right theretofore granted to any Participant ; and further provided that, without the consent and approval of the holders of a majority of the outstanding shares of Common Stock of the Company present at a meeting at which a quorum exists, neither the Board nor the Committee may make any amendment which (i) changes the class of persons eligible for options; (ii) increases (except as provided under Section 1.6 above) the total number of shares or other securities reserved for issuance under the Plan; (iii) decreases the minimum option prices stated in
         Section 2.2 hereof (other than to change the manner of determining Fair Market Value to conform to any then applicable provision of the Code or any regulation thereunder); (iv) extends the expiration date of the Plan, or the limit on the maximum term of Options; or (v) withdraws the administration of the Plan from a committee consisting of two or more members, each of whom is a Disinterested Person.

     b. With the consent of the Participant affected thereby, the Committee may amend or modify any outstanding Option in any manner not inconsistent with the terms of the Plan, including, without limitation, and irrespective of the provisions of Sections 2.3(c) and 2.4(b) below, to accelerate the date or dates as of which an installment of an Option becomes exercisable.

     c. Nothing contained in the Plan shall prohibit the Company or any Subsidiary or Affiliate from establishing other additional incentive compensation arrangements for employees of the Company or such Subsidiary or Affiliate.

     d. Nothing in the Plan shall be deemed to limit, in any way, the right of the Company or any Subsidiary or Affiliate to terminate a Participant's employment with the Company (or such Subsidiary or Affiliate) at any time.

     e. Any decision or action taken by the Board or the Committee arising out of or in connection with the construction, administration, interpretation and effect of the Plan shall be conclusive and binding upon all Participants and any person claiming under or through any Participant .

     f. No member of the Board or of the Committee shall be liable for any act or action, whether of commission or omission, (i) by such member except in circumstances involving actual bad faith, nor (ii) by any other member or by any officer, agent or employee.

1.11  Compliance with Applicable Law
      ------------------------------
     Notwithstanding any other provision of the Plan, the Company shall not be obligated to issue any shares of Common Stock, or grant any Option with respect thereto, unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities and the Company may require any stock certificate so issued to bear a legend, may give its transfer agent instructions limiting the transfer thereof, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

1.12  Effective Dates
      ---------------
     The Plan was adopted by the Board on September 25, 1997, subject to approval by the stockholders of the Company. The Plan shall terminate on September 25, 2007.

Section 2.  STOCK AND OPTION GRANTS

2.1  Authority of Committee
     ----------------------
     Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine (i) the Participants to whom Options, stock, appreciation rights or other awards shall be granted; (ii) the number of shares to be covered by each Option or other grant; and (iii) the conditions and limitations, if any, in addition to those set forth in Sections 2 and 3 hereof, applicable to the exercise of an Option, including without limitation, the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of shares acquired upon exercise of an Option, and/or the vesting of Options, stock, appreciation rights or other awards granted..

     Stock options granted under the Plan may be of two types: an incentive stock option ("Incentive Stock Option"); and a non-qualified stock option ("Non-Qualified Stock Option"). Unless otherwise registered, Options, stock, appreciation rights or other awards granted under the Plan will be restricted pursuant to applicable securities laws.

     It is intended that the Incentive Stock Options granted hereunder shall constitute incentive stock options within the meaning of Section 422 of the Code and shall be subject to the tax treatment described in Section 422 of the Code.

     Anything in the Plan to the contrary notwithstanding, no provision of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or, without the consent of the optionee, any Incentive Stock Option under Section 422 of the Code.

     The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options, to grant restricted stock, to grant appreciation rights or other forms or combinations of awards. To the extent that any Option does not qualify as an Incentive Stock Option, in whole or in part, it shall constitute a separate Non-Qualified Stock Option to the extent of such disqualification.

     2.2 Option Exercise Price
         ---------------------

     The exercise price of the Options granted pursuant to the Plan shall be priced as adopted by the Board of Directors, and in the case of Incentive Stock Options, at not less than Fair Market Value.

     If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of the stock of the Company or any parent corporation of the Company or Subsidiary and an Option granted to such employee is intended to qualify as an Incentive Stock Option within the meaning of
Section 422 of the Code, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock on the date the Option is granted. The purchase price is to be paid in full in cash, certified or bank cashier's check or, at the option of the Company, Common Stock valued at its Fair Market Value on the date of exercise, or a combination thereof, when the Option is exercised and stock certificates will be delivered only against such payment.

2.3  Incentive Stock Option Grants
     -----------------------------
     Each Incentive Stock Option will be subject to the following provisions:

     a.  Term of Option
         --------------

         An Incentive Stock Option will be for a term of not more than ten years from the date of grant, except in the case of an employee described in the second paragraph of Section 2.2 above in which case an Incentive Stock Option will be for a term of not more than five years from the date of the grant.

     b.  Annual Limit
         ------------
         To the extent the aggregate Fair Market Value of the Common Stock (determined as of the date of grant) with respect to which any options granted hereunder are intended to be designated as Incentive Stock Options under the Plan (or any other incentive stock option plan of the Company or any Subsidiary) which may be exercisable for the first time by the optionee in any calendar year exceeds $100,000, such options shall not be considered incentive stock options.

     c.  Exercise
         --------
         Subject to the power of the Committee under Section 1.10(b) above and except in the manner described below upon the death of the optionee, an Incentive Stock Option may be exercised for all of the subject shares on and after the first such anniversary of the date of the grant of such Option but in no event later than the expiration of the term of the Option.

         An Incentive Stock Option shall be exercisable during the optionee's lifetime only by the optionee and shall not be exercisable by the optionee unless, at all times since the date of grant and at the time of exercise, such optionee is an employee of the Company, any parent corporation of the Company or any Subsidiary, except that, upon termination of all employment (other than by death or by Total Disability followed by death in the circumstances provided below) with the Company, any parent corporation of the Company and any Subsidiary or Affiliate, the optionee may exercise an Incentive Stock Option at any time within three months thereafter but only to the extent such Option is exercisable on the date of such termination.

         If termination of employment is the result of the optionee having reached normal retirement age, option grants continue to be exercisable for five years after retirement but in no event later than the expiration of the term of the Option.

         In the event of the death of an optionee (i) while an employee of the Company, any parent corporation of the Company or any Subsidiary or Affiliate, or (ii) within three months after termination of all employment with the Company, any parent corporation of the Company and any Subsidiary or Affiliate (other than for Total Disability) or (iii) within three months after termination on account of Total Disability of all employment with the Company, any parent corporation of the Company and any Subsidiary, such optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise such optionee's Option at any time within the period of one year from the date of death. In the case of clauses (i) and (iii) above, such Option shall be exercisable in full for all the remaining shares covered thereby, but in the case of clause (ii) such Option shall be exercisable only to the extent it was exercisable on the date of such termination.

         If an optionee's employment is terminated for deliberate, willful or gross misconduct, all rights under an Option expire upon receipt by the optionee of the notice of such termination.

         Notwithstanding the foregoing provisions regarding the exercise of an Option in the event of death, Total Disability or other termination of employment, in no event shall an Option be exercisable in whole or in part after the termination date provided in the Option.

     d.  Transferability
         ---------------
         An Incentive Stock Option granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution.

2.4  Non-Qualified Stock Option Grants
     ---------------------------------
     Each   Non-Qualified   Stock  Option  will  be  subject  to  the  following
provisions:

     a.  Term of Option
         --------------
         A Non-Qualified Stock Option will be for a term designated by the Board of Directors or the Compensation Committee of not more than ten years from the date of grant.

     b.  Exercise
         --------
         The exercise of a Non-Qualified Stock Option shall be subject to such terms and conditions as determined by the Board of Directors or the Compensation Committee.

     c.  Transferability
         ---------------
         A  Non-Qualified  Stock  Option  granted  under  the Plan  shall not be transferable otherwise than by will or by the laws of descent and distribution unless expressly authorized within the applicable option agreement. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by such person. Notwithstanding the foregoing, a Non-Qualified Stock Option may be transferred pursuant to the terms of a "qualified domestic relations order," within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.


2.5  Agreements
     ----------
     In consideration of any Options granted to a Participant under the Plan, each such Participant shall enter into an Option Agreement with the Company providing, consistent with the Plan, such terms as the Committee may deem advisable.

2.6  Grants of Restricted Stock, Appreciation Rights or Other Awards
     ---------------------------------------------------------------
     The grant of restricted stock, appreciation rights or other awards shall be subject to such terms and conditions as determined by the Board of Directors or the Compensation Committee. All such stock, rights or awards shall be deemed restricted unless otherwise registered under the Securities Act of 1933, as amended.

3.   Change in Control.
     -----------------
     In the event of a Change in Control, the Committee may take whatever action it deems necessary or desirable with respect to any Options outstanding, including, without limitation, accelerating the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the optionees. In addition to the foregoing, in the event of a Change in Control, Options granted pursuant to the Plan shall become immediately exercisable in full.

     A "Change in Control" shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors, if stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's Common Stock immediately prior to the merger or consolidation will hold at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and if applicable voting securities) is to be held in the same proportion as such holders' ownership of Common Stock of the Company immediately before the merger or consolidation, or (iii) the date any entity, person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended) other than (A) the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, or (B) any person who, on the date the Plan is effective, shall have been the beneficial owner of or have voting control over shares of Common Stock of the Company, possessing more than ten percent (10%) of the aggregate voting power of the Company's Common Stock shall have become the beneficial owner of, or shall have obtained voting control over, more than ten percent (10%) of the outstanding shares of the Company's Common Stock, or (iv) the first day after the date this Plan is effective when directors are elected such that a majority of the Board of Directors shall have been members of the Board of Directors for less than two (2) years, unless the nomination for election of each new director who was not a director at the beginning of such two (2) year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

4.   No Commitment to Retain.
     -----------------------
     The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the optionee as an employee or consultant of the Company in any other capacity.

5.   Withholding of Taxes.
     --------------------
     Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an Option, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The
Company's obligation to make any delivery or transfer of Shares shall be conditioned on the optionee's compliance, to the Company's satisfaction, with any withholding requirement.

6.   Miscellaneous
     -------------
         (a) Other Provisions. Subject to the provisions of the Plan, the Option Documents shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

         (b) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to an optionee, subject to the optionee's consent if such amendment is not favorable to the optionee.

     (c). Adjustments on Changes in Capitalization. The aggregate number of Shares and class of Shares as to which Options may be granted hereunder, the number and class or classes of Shares covered by each outstanding Option and the Option Price thereof shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or, if appropriate, other outstanding equity securities or a recapitalization or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

                               ***

                                    EXHIBIT M

             PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

     If Proposal 14 is approved, the following will be included in an amendment to the Certificate of Incorporation of the Company, in Article Fourth, thereof:

     Fourth: (a) The total number of shares of all classes of stock which the Corporation shall have authority to issue is THREE HUNDRED ONE MILLION (301,000,000) shares. [If Proposal 3 is not approved, to read: "The total number of shares of all classes of stock which the Corporation shall have authority to issue is THREE HUNDRED MILLION (300,000,000) shares.] Of these (i) THREE HUNDRED MILLION (300,000,000) shares shall be shares of Common Stock of the par value of $.0001 per share; and (ii) ONE MILLION (1,000,000) shares shall be shares of Serial Preferred Stock of the par value of $.0001 per share. [If Proposal 3 is not approved, delete this "(ii)" clause.] [ If Proposals 3 and 14 are not approved, to read: "The amount of the total authorized capital stock of this Corporation is 150,000,000 shares of $.0001 Par Value.] ...

     (c) The statement of the relative rights, preferences and limitations of the shares of each class is as follows [If any of Proposals 3 through 12 are not approved or effected, to be denominated "(b)"]:

     A. Serial Preferred Stock. The Serial Preferred Stock may be issued from time to time in classes or series and shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions of the Board of Directors providing for the issuance of such stock.

     B. Common Stock. Subject to the rights, privileges, preferences and priorities of any holders of Serial Preferred Stock, the Common Stock shall be entitled to dividends out of funds legally available therefor, when, as and if declared and paid to the holders of Common Stock, and upon liquidation, dissolution or winding up of the Corporation, to share ratably in the assets of the Corporation available for distribution to the holders of Common Stock. Except as otherwise provided herein or by law, the holders of the Common Stock shall have full voting rights and powers, and each share of Common Stock shall be entitled to one vote. All shares of Common Stock shall be identical with each other in every respect. [If Proposal 3 is not approved, to read: The Common Stock shall be entitled to dividends out of funds legally available therefor, when, as and if declared and paid to the holders of Common Stock, and upon liquidation, dissolution or winding up of the Corporation, to share ratably in the assets of the Corporation available for distribution to the holders of Common Stock. Except as otherwise provided herein or by law, the holders of the Common Stock shall have full voting rights and powers, and each share of Common Stock shall be entitled to one vote. All shares of Common Stock shall be identical with each other in every respect.]